    AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON JULY 14, 2006

                                                             FILE NO. 33-59541

                                                                     811-07295

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                      SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C. 20549

                                 ------------

                                   FORM N-4

                            REGISTRATION STATEMENT
                                   UNDER
                         THE SECURITIES ACT OF 1933

                                 ------------

PRE-EFFECTIVE AMENDMENT NO.                                / /
POST-EFFECTIVE AMENDMENT NO. 17                            /X/

        REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940

AMENDMENT NO. 524                                         /X/

                        HARTFORD LIFE INSURANCE COMPANY
                            SEPARATE ACCOUNT TWO

                          (Exact Name of Registrant)

                        HARTFORD LIFE INSURANCE COMPANY

                              (Name of Depositor)

                                P.O. BOX 2999

                            HARTFORD, CT 06104-2999

                  (Address of Depositor's Principal Offices)

                                (860) 843-5445

              (Depositor's Telephone Number, Including Area Code)

                            CHRISTOPHER M. GRINNELL

                        HARTFORD LIFE INSURANCE COMPANY

                                P.O. BOX 2999

                            HARTFORD, CT 06104-2999

                    (Name and Address of Agent for Service)

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                APPROXIMATE DATE OF PROPOSED PUBLIC OFFERING:
AS SOON AS PRACTICABLE AFTER THE EFFECTIVE DATE OF THE REGISTRATION STATEMENT.

                                 ------------

It is proposed that this filing will become effective:

/ /      immediately upon filing pursuant to paragraph (b) of Rule 485

/ /      on May 1, 2006 pursuant to paragraph (b) of Rule 485

/X/      60 days after filing pursuant to paragraph (a)(1) of Rule 485

/ /      on                   pursuant to paragraph (a)(1) of Rule 485

/ / this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

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                                    PART A

     GROUP VARIABLE CONTRACTS
     FOR SECTION 403(b) OR 408 PLANS
     ISSUED BY HARTFORD LIFE INSURANCE COMPANY
     SEPARATE ACCOUNT TWO                        [THE HARTFORD LOGO]

  This Prospectus sets forth information you should know before you purchase or become a Participant under the group variable annuity contract (the "Contract" or "Contracts"). Please read it carefully before you purchase or become a Participant under the Contract.

  Hartford Life Insurance Company issues the Contracts for use in (a) annuity purchase plans adopted according to section 403(b) of the Internal Revenue Code by public school systems and certain tax-exempt organizations described in section 501(c)(3) of the Code, (b) employee pension plans established for employees of a state, or an agency or instrumentality of either a state or a political subdivision of a state, and (c) Individual Retirement Annuity plans adopted according to section 408 of the Code.

  We hold Contributions in a Separate Account that is known as Hartford Life Insurance Company Separate Account Two during the period before Annuity payments start and during the period after Annuity payments start.

  The Contracts may contain a General Account option. The General Account option may contain restrictions. The General Account option and these restrictions are not described in this Prospectus. The General Account option is not required to be registered with the Securities and Exchange Commission.

  We allocate the Contributions to the "Sub-Accounts" as directed by the Contract Owner or Participant, as applicable. Sub-Accounts are divisions of a Separate Account. The Sub-Accounts purchase shares of mutual funds that have investment strategies ranging from conservative to aggressive. Because your Contributions purchase Sub-Accounts, YOU DO NOT INVEST DIRECTLY IN ANY OF THE MUTUAL FUNDS. For a list of the Sub-Accounts available under the Contract, see the section entitled "The Funds".

  The mutual funds are part of the following portfolio companies: American Century Investments VP Capital Appreciation Fund, Calvert Variable Series, Inc., Fidelity Variable Insurance Products Fund and Hartford Series Fund, Inc. For more information on the mutual funds see the section entitled "The Funds."

  If you decide to become a Contract Owner or a Participant, you should keep this Prospectus for your records. You can also call us at 1-800-771-3051 to get a Statement of Additional Information, free of charge. The Statement of Additional Information contains more information about the Contract, and, like this Prospectus, is filed with the Securities and Exchange Commission. We have included a Table of Contents for the Statement of Additional Information at the end of this Prospectus.

  The Commission doesn't approve or disapprove these securities or determine if the information in this prospectus is truthful or complete. Anyone who represents that the Securities and Exchange Commission does these things may be guilty of a criminal offense.

  This Prospectus and the Statement of Additional Information can also be obtained from the Securities and Exchange Commissions' website
(http://www.sec.gov).

  This group variable annuity contract IS NOT:

-   A bank deposit or obligation

-   Federally insured

-   Endorsed by any bank or governmental agency

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Prospectus Dated:               , 2006



Statement of Additional Information Dated:               , 2006

                              TABLE OF CONTENTS


SECTION                                                                                                       PAGE
--------                                                                                                      ------
GLOSSARY OF SPECIAL TERMS....................................................................................    3
FEE TABLE....................................................................................................    5
SUMMARY......................................................................................................    7
PERFORMANCE RELATED INFORMATION..............................................................................    9
HARTFORD LIFE INSURANCE COMPANY..............................................................................    9
THE SEPARATE ACCOUNT.........................................................................................   10
THE FUNDS....................................................................................................   10
GENERAL ACCOUNT OPTION.......................................................................................   14
CONTRACT CHARGES.............................................................................................   14
   Sales Charge..............................................................................................   14
   Annual Maintenance Fee....................................................................................   15
   Is there ever a time when the Sales Charge or Annual Maintenance Fee do not apply?........................   15
   Mortality and Expense Risk and Administrative Charge......................................................   16
   Premium Taxes.............................................................................................   16
   Transfer Fee..............................................................................................   16
   Experience Rating under the Contracts.....................................................................   16
   Negotiated Charges and Fees...............................................................................   17
   Charges of the Funds......................................................................................   17
   Plan Related Expenses.....................................................................................   17
THE CONTRACTS................................................................................................   17
   The Contracts Offered.....................................................................................   17
   Assignments...............................................................................................   17
   Pricing and Crediting of Contributions....................................................................   17
   May I cancel my certificate?..............................................................................   17
   May I make changes in the amounts of my Contribution?.....................................................   18
   Can I transfer from one Sub-Account to another?...........................................................   18
   What is a Sub-Account Transfer?...........................................................................   18
   How do I transfer from one Sub-Account to another?........................................................   18
   What Happens When I Request a Sub-Account Transfer?.......................................................   18
   What Restrictions Are There on My Ability to Make a Sub-Account Transfer?.................................   19
   Are There Any Exceptions to These Policies?...............................................................   21
   How am I affected by frequent Sub-Account Transfers?......................................................   21
   What if a Prospectus for the Underlying Funds has Different Policies and Procedures Regarding Frequent
     Trading?................................................................................................   22
   Dollar Cost Averaging.....................................................................................   22
   May I request a loan from my Participant Account?.........................................................   22
   How do I know what my Participant Account is worth?.......................................................   22
   How are the underlying Fund shares valued?................................................................   23
DEATH BENEFITS...............................................................................................   23
   Determination of the Beneficiary..........................................................................   23
   Death before the Annuity Commencement Date................................................................   23
   Death on or after the Annuity Commencement Date...........................................................   24
SETTLEMENT PROVISIONS........................................................................................   24
   Can payment of the Surrender value ever be postponed beyond the seven-day period?.........................   25
   May I Surrender once Annuity Payments have started?.......................................................   25
   How do I elect an Annuity Commencement Date and Annuity payment option?...................................   25
   What is the minimum amount that I may select for an Annuity payment?......................................   25
   How are Contributions made to establish an Annuity Account?...............................................   25
   Can a Contract be suspended by a Contract Owner?..........................................................   25
   Annuity Payment Options...................................................................................   26
   Systematic Withdrawal Option..............................................................................   27
   How are Variable Annuity payments determined?.............................................................   27
FEDERAL TAX CONSIDERATIONS...................................................................................   28
   A. General................................................................................................   28
   B. Taxation of Hartford and the Separate Account..........................................................   28
   C. Diversification of the Separate Account................................................................   28
   D. Tax Ownership of the Assets in the Separate Account....................................................   29
   E. Non-Natural Persons as Owners..........................................................................   29
   F. Annuity Purchases by Nonresident Aliens and Foreign Corporations.......................................   30
   G. Generation Skipping Transfer Tax.......................................................................   30
MORE INFORMATION.............................................................................................   38
   Can a Contract be modified?...............................................................................   38
   Can Hartford waive any rights under a Contract?...........................................................   38
   How are the Contracts sold?...............................................................................   38
   Who is the custodian of the Separate Account's assets?....................................................   40
   Are there any material legal proceedings affecting the Separate Account?..................................   40
   How may I get additional information?.....................................................................   42
APPENDIX I -- ACCUMULATION UNIT VALUES.......................................................................   43
TABLE OF CONTENTS FOR STATEMENT OF ADDITIONAL INFORMATION....................................................   46

                          GLOSSARY OF SPECIAL TERMS

ACCUMULATION PERIOD: The period before the start of Annuity payments.

ACCUMULATION UNIT: A unit of measure used to calculate Separate Account values before we begin to make Annuity payments to you.

ADMINISTRATIVE OFFICE: Located at 200 Hopmeadow Street, Simsbury, CT 06089. The mailing address for correspondence concerning this Contract is P.O. Box 1583, Hartford, CT 06144-1583, except for overnight or express mail packages, which should be sent to: Attention: IPD/Retirement Plan Service Center, 200 Hopmeadow Street, Simsbury, CT 06089.

ANNUAL MAINTENANCE FEE: An annual charge for establishing and maintaining a Participant's Account under a Contract.

ANNUITANT: The person on whose life Annuity payments are based.

ANNUITANT'S ACCOUNT: An account established at the beginning of the Annuity Period for making Annuity payments under the Contracts.

ANNUITY: A series of payments for life or another designated period.

ANNUITY COMMENCEMENT DATE: The date we start to make Annuity payments to you.

ANNUITY PERIOD: The period during which we make Annuity payments to you.

ANNUITY UNIT: A unit of measure in the Separate Account used to calculate the value of Variable Annuity payments we make to you.

BENEFICIARY: The person or persons designated to receive Contract values in the event of the Participant's or Annuitant's death.

CODE: The Internal Revenue Code of 1986, as amended.

COMMISSION: Securities and Exchange Commission.

CONTRACT OWNER: The Employer or entity owning the Contract.

CONTRACT YEAR: A period of 12 months beginning with the effective date of the Contract or with any anniversary of the effective date.

CONTRIBUTION(S): The amount(s) paid or transferred to us by the Contract Owner on behalf of Participants pursuant to the terms of the Contracts.

DATE OF COVERAGE: The date on which we receive the application on behalf of a Participant.

EMPLOYER: An employer maintaining a Tax Sheltered Annuity plan or an Individual Retirement Annuity plan for its employees.

FIXED ANNUITY: An Annuity providing for guaranteed payments which remain fixed in amount throughout the payment period and which do not vary with the investment experience of a separate account.

GENERAL ACCOUNT: Our General Account that consists of all of our company assets, including any money you have invested in the General Account option. The assets in the General Account are available to the creditors of Hartford.

HARTFORD, WE OR US: Hartford Life Insurance Company.

INDIVIDUAL RETIREMENT ANNUITY: An Annuity Contract purchased or sponsored by an Employer on behalf of its employees that provides for special tax treatment under section 408 of the Code.

MINIMUM DEATH BENEFIT: The minimum amount payable upon the death of a Participant prior to age 65 and before Annuity payments have started.

PARTICIPANT (ALSO, "YOU"): Any employee of an Employer electing to participate in a Contract.

PARTICIPANT ACCOUNT: An account to which the General Account values and the Separate Account Accumulation Units are allocated on behalf of a Participant under a Contract.

PARTICIPANT'S CONTRACT YEAR: A period of twelve (12) months beginning with the Date of Coverage of a Participant and each successive 12-month period.

PREMIUM TAX: A tax charged by a state or municipality on premiums, purchase payments or Contract values.

SURRENDER: Any partial or complete withdrawal of Contract values.

TAX SHELTERED ANNUITY (ALSO "TAX DEFERRED ANNUITY"): An Annuity Contract purchased by an Employer on behalf of its employees that qualifies for special tax treatment under section 403(b) of the Code.

VALUATION DAY: Every day the New York Stock Exchange is open for trading. The value of the Separate Account is determined at the close of the New York Stock Exchange (generally 4:00 p.m. Eastern Time).

VALUATION PERIOD: The period between the close of business on successive Valuation Days.

VARIABLE ANNUITY: An Annuity providing for payments varying in amount in accordance with the investment experience of the assets held in the underlying securities of the Separate Account.

                                  FEE TABLE

    THE FOLLOWING TABLES DESCRIBE THE FEES AND EXPENSES THAT YOU WILL PAY WHEN BUYING, OWNING AND SURRENDERING THE CONTRACT OR, IF YOU ARE A PARTICIPANT, WHEN OPENING, HOLDING AND SURRENDERING A PARTICIPANT ACCOUNT UNDER THE CONTRACT.

    IF YOU ARE A CONTRACT OWNER, THIS TABLE DESCRIBES THE FEES AND EXPENSES THAT YOU WILL PAY AT THE TIME THAT YOUR PURCHASE THE CONTRACT OR SURRENDER THE CONTRACT. IF YOU ARE A PARTICIPANT, THIS TABLE DESCRIBES THE FEES AND EXPENSES THAT YOU WILL PAY AT THE TIME THAT YOU OPEN A PARTICIPANT ACCOUNT OR SURRENDER A PARTICIPANT ACCOUNT UNDER THE CONTRACT. CHARGES FOR STATE PREMIUM TAXES MAY ALSO BE DEDUCTED WHEN YOU CONTRIBUTE TO THE CONTRACT, UPON SURRENDER OR WHEN WE START TO MAKE ANNUITY PAYOUTS.

CONTRACT OWNER TRANSACTION EXPENSES

Sales Charge Imposed on Purchases (as a percentage of premium payments)..................................      None
Transfer Fee (1).........................................................................................   $     5
Contingent Deferred Sales Charge (as a percentage of amounts Surrendered) (2)
     During the First Year through Fifth Year............................................................        5%
     During the Sixth Year...............................................................................        4%
     During the Seventh Year.............................................................................        3%
     During the Eighth Year..............................................................................        2%
     During the Ninth Year...............................................................................        1%
     During the Tenth Year and thereafter................................................................        0%

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(1) We currently waive the Transfer Fee.

(2) Each Participant Account has its own Contingent Deferred Sales Charge schedule. The amount of the Contingent Deferred Sales Charge depends on the number of Participant's Contract Years completed with respect to the Participant's Account before the Surrender. We waive the Contingent Deferred Sales Charge on certain types of Surrenders. See the Contingent Deferred Sales Charge in the Charges and Fees Section of this prospectus.

    THIS TABLE DESCRIBES THE FEES AND EXPENSES THAT YOU WILL PAY PERIODICALLY AND ON A DAILY BASIS DURING THE TIME THAT YOU OWN THE CONTRACT OR HAVE A PARTICIPANT ACCOUNT UNDER THE CONTRACT, NOT INCLUDING FEES AND EXPENSES OF THE UNDERLYING FUNDS.

ANNUAL MAINTENANCE FEE (3)...............................................................................   $    30
SEPARATE ACCOUNT ANNUAL EXPENSES (as a percentage of average daily Sub-Account Value)
Mortality and Expense Risk and Administrative Charge.....................................................     1.25%
Total Separate Account Annual Expenses...................................................................     1.25%

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(3) The Annual Maintenance Fee is a single $30 charge on a Participant's Individual Account. It is deducted proportionally from the investment options in use at the time of the charge.

    We may eliminate or change the Transfer Fee, Contingent Deferred Sales Charge, Annual Maintenance Fee, and Mortality and Expense Risk and Administrative Charge. See "Experience Rating under the Contracts" and "Negotiated Charges and Fees." We may also deduct a charge for Premium Taxes at the time of Surrender.

    THIS TABLE SHOWS THE MINIMUM AND MAXIMUM TOTAL FUND OPERATING EXPENSES CHARGED BY THE UNDERLYING FUNDS THAT YOU MAY PAY ON A DAILY BASIS DURING THE TIME THAT YOU OWN THE CONTRACT OR HAVE A PARTICIPANT ACCOUNT UNDER THE CONTRACT. MORE DETAIL CONCERNING EACH UNDERLYING FUND'S FEES AND EXPENSES IS CONTAINED IN THE PROSPECTUS FOR EACH FUND.

                                                                                              Minimum     Maximum
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TOTAL ANNUAL FUND OPERATING EXPENSES
(these are expenses that are deducted from Fund assets,
including management fees, Rule 12b-1 distribution
and/or service fees, and other expenses)                                                        0.42%       1.00%

EXAMPLE

    THIS EXAMPLE IS INTENDED TO HELP YOU COMPARE THE COST OF INVESTING IN THE CONTRACT WITH THE COST OF INVESTING IN OTHER VARIABLE ANNUITY CONTRACTS. THE EXAMPLE REFLECTS A DEDUCTION FOR ANY CONTINGENT DEFERRED SALES CHARGE, ANNUAL MAINTENANCE FEE, MAXIMUM SEPARATE ACCOUNT ANNUAL EXPENSES AND THE HIGHEST TOTAL ANNUAL FUND OPERATING EXPENSES OF THE UNDERLYING FUNDS. THE EXAMPLE DOES NOT REFLECT THE DEDUCTION OF ANY APPLICABLE PREMIUM TAXES, INCOME TAXES OR TAX PENALTIES YOU MAY BE REQUIRED TO PAY IF YOU SURRENDER YOUR CONTRACT.

    THE EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES AND ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN. IN THE FOLLOWING EXAMPLE TABLE, HARTFORD ASSUMES A CONTRACT VALUE OF $25,000 TO ILLUSTRATE THE CHARGES THAT WOULD BE DEDUCTED. THE EXAMPLE ASSUMES THE ANNUAL MAINTENANCE FEE WILL ALWAYS BE DEDUCTED IF THE CONTRACT OR PARTICIPANT ACCOUNT IS SURRENDERED. WE CHANGE THE ANNUAL MAINTENANCE FEE FOR A $25,000 CONTRACT VALUE INTO A PERCENTAGE TO MORE EASILY CALCULATE THE CHARGES. THE PERCENTAGE WE USE IS 0.12%.

    THE EXAMPLE ASSUMES THAT YOU INVEST $10,000 IN THE CONTRACT FOR THE TIME PERIODS INDICATED. THE EXAMPLE ALSO ASSUMES THAT YOUR INVESTMENT HAS A 5% RETURN EACH YEAR AND ASSUMES THE HIGHEST TOTAL ANNUAL FUND OPERATING EXPENSES. ALTHOUGH YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER, BASED ON THESE ASSUMPTIONS, YOUR COSTS WOULD BE:

    EXAMPLE -- 1.25% MORTALITY AND EXPENSE RISK AND ADMINISTRATIVE CHARGE

    (1) If you Surrender your Contract at the end of the applicable time period:

1 year                                                                 $   756
3 years                                                                $ 1,287
5 years                                                                $ 1,846
10 years                                                               $ 2,730

    (2) If you annuitize at the end of the applicable time period:

1 year                                                                 $   231
3 years                                                                $   735
5 years                                                                $ 1,265
10 years                                                               $ 2,715

    (3) If you do not Surrender your Contract:

1 year                                                                 $   243
3 years                                                                $   748
5 years                                                                $ 1,279
10 years                                                               $ 2,730

CONDENSED FINANCIAL INFORMATION
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    When Contributions are credited to your Sub-Accounts, they are converted into Accumulation Units by dividing the amount of your Contributions, minus any Premium Taxes, by the Accumulation Unit Value for that day. For more information on how Accumulation Unit Values are calculated see "How do I know what my Participant Account is worth?". Please refer to Appendix I for information regarding Accumulation Unit Values. Accumulation Unit Values may be obtained, free of charge, by calling us at 1-800-528-9009.

                                    SUMMARY

WHAT ARE THE CONTRACTS?

    The Contracts are group variable annuity contracts. They are issued in connection with Employer programs allowing employee participation and special tax treatment under section 403(b) and Section 408 of the Code.

WHAT IS THE ACCUMULATION PERIOD?

    During the Accumulation Period, under the Contracts, the Employer makes Contributions to the Contracts that are used to purchase variable Separate Account interests. Contributions allocated to purchase variable interests may, after the deductions described in this Prospectus, be invested in selected Sub-Accounts of Separate Account Two.

    During the Accumulation Period, Participants may allocate monies held in the Separate Account among the available Sub-Accounts of the Separate Account. There may be restrictions under certain circumstances (see "May I transfer assets between Sub-Accounts?").

WHAT ARE THE SALES CHARGES UNDER THE CONTRACT?

    We do not deduct sales charges at the time Contributions are made to the Contract. We deduct a contingent deferred sales charge ("Sales Charge") from Surrenders of or from the Contract. The amount of the Sales Charge depends on the number of Participant's Contract Years completed with respect to a Participant's Account before the Surrender. It is a percentage of the amount Surrendered. Such charges will in no event exceed 8.50% when applied as a percentage against the sum of all Contributions to a Participant's Account.

PARTICIPANT'S CONTRACT
YEARS                                                                                                SALES CHARGE
--------------------------                                                                           -------------
During the First through the Fifth Year...........................................................         5%
During the Sixth Year.............................................................................         4%
During the Seventh Year...........................................................................         3%
During the Eighth Year............................................................................         2%
During the Ninth Year.............................................................................         1%
During the Tenth Year and thereafter..............................................................         0%

    We may reduce the amount or term of the Sales Charge (see "Experience Rating under the Contracts" and "Negotiated Charges and Fees").

    No deduction for Sales Charges will be made in certain cases. (See "Is there ever a time when the Sales Charge does not apply?").

WHAT CHARGES WILL I PAY ON AN ANNUAL BASIS?

    MORTALITY AND EXPENSE RISK AND ADMINISTRATIVE CHARGE: For providing administrative services, and for assuming mortality and expense risks under the Contract, we deduct a daily charge at an annual rate against all Contract values held in the Separate Accounts during the life of the Contract. This is the charge for mortality and expense risk and administrative undertakings. We deduct this charge at an annual rate of 1.25% from the average daily net assets of Separate Account Two. The mortality and expense risk and administrative charge can be reduced (See "Experience Rating under the Contracts" and "Negotiated Charges and Fees").

    ANNUAL MAINTENANCE FEE: We deduct an Annual Maintenance Fee from the value of each Participant Account under a Contract. The maximum Annual Maintenance Fee is $30 per year, but such fee may be reduced or waived (see "Experience Rating under the Contracts" and "Negotiated Charges and Fees").

IS THERE A DEDUCTION FOR PREMIUM TAXES?

    We deduct during the Accumulation Period and at the time of annuitization, as appropriate, for the payment of any Premium Taxes levied against the Contract by a state or other governmental entity. The range is generally up to 3.50%. (See "Contract Charges").

IS THERE A DEATH BENEFIT?

    We will pay a Minimum Death Benefit if a Participant dies before the earlier of (1) the Participant's 65th birthday or (2) the Annuity Commencement Date. (See "Death Benefits").

PARTICIPANT ACCOUNT LOANS

    You can request a loan from your Participant Account under certain plans. To obtain a loan, you enter into a loan agreement with Hartford that describes all the terms, conditions, fees or charges of your loan. Your Employer's plan may further restrict the amount of your Participant Account available for a loan. Participant Account loans may not be available in all states or in all Contracts, or may be subject to other restrictions.

WHAT IS THE ANNUITY PERIOD?

    At the end of the Accumulation Period, you can allocate Contract values held, less Premium Taxes if applicable, with respect to your Participant Account to establish Annuitants' Accounts to provide Fixed and/or Variable Annuities under the Contract. (See "Settlement Provisions").

WHAT ANNUITY PAYMENT OPTIONS ARE AVAILABLE?

    When you purchase an Annuity, you may choose one of the following Annuity payment options, or receive a lump sum payment (all annuity options may not be available in all states or Contracts):

    LIFE ANNUITY where we make monthly Annuity payments for as long as the Annuitant lives.

- Payments under this option stop upon the death of the Annuitant, even if the Annuitant dies after one payment.

    LIFE ANNUITY WITH 120, 180 OR 240 MONTHLY PAYMENTS CERTAIN where we make monthly payments for the life of the Annuitant with the provision that payments will be made for a minimum of 120, 180 or 240 months, as elected. If, at the death of the Annuitant, payments have been made for less than the minimum elected number of months, then any remaining guaranteed monthly payments will be paid to the Beneficiary unless other provisions have been made and approved by us.

    UNIT REFUND LIFE ANNUITY where we make monthly payments during the life of the Annuitant and when the Annuitant dies, we pay any remaining value to the Beneficiary. See Annuity payment Option 3 for a discussion of how the remaining value is determined.

    JOINT AND LAST SURVIVOR ANNUITY where we make monthly payments during the joint lifetime of the Annuitant and a designated individual (called the joint Annuitant) and then throughout the remaining lifetime of the survivor.

- When the Annuity is purchased, the Annuitant elects what percentage (50%, 66 2/3%, or 100%) of the monthly Annuity payment will continue to be paid to the survivor.

- It is possible for an Annuitant and joint Annuitant to receive only one payment in the event of the common or simultaneous death of the Annuitant and joint Annuitant prior to the due date for the second payment.

    PAYMENTS FOR A DESIGNATED PERIOD where we agree to make monthly payments for the number of years selected. Under the Contracts, the minimum number of years is five. In the event of the Annuitant's death prior to the end of the designated period, the present value of any then remaining payments will be paid in one sum to the Beneficiary unless other provisions have been made and approved by us.

- This option does not involve life contingencies and does not provide any mortality guarantee.

- Surrenders by the Annuitant are subject to the limitations set forth in the contract and any applicable contingent deferred sales charges.

    UNDER ANY OF THE ANNUITY PAYMENT OPTIONS ABOVE, EXCEPT THE PAYMENTS FOR A DESIGNATED PERIOD OPTION (ON A VARIABLE BASIS), NO SURRENDERS ARE PERMITTED BY THE ANNUITANT AFTER ANNUITY PAYMENTS COMMENCE.

                        PERFORMANCE RELATED INFORMATION

    Separate Account Two may advertise certain performance related information concerning its Sub-Accounts. Performance information about a Sub-Account is based on the Sub-Account's past performance only and is no indication of future performance.

    When a Sub-Account advertises its STANDARDIZED TOTAL RETURN, it will usually be calculated for one year, five years, and ten years or some other relevant periods if the Sub-Account has not been in existence for at least ten years. Total return is measured by comparing the value of an investment in the Sub-Account at the beginning of the relevant period to the value of the investment at the end of the period (assuming the deduction of any contingent deferred sales charge which would be payable if the investment were redeemed at the end of the period). Total return figures reflect a deduction for all total fund operating expenses, the contingent deferred sales charge, the highest charge for mortality, expense risk, and administrative undertakings and the highest Annual Maintenance Fee.

    The Separate Account may also advertise NON-STANDARD TOTAL RETURNS THAT PRE-DATE THE INCEPTION DATE OF THE SEPARATE ACCOUNT. These non-standardized total returns are calculated by assuming that the Sub-Accounts have been in existence for the same periods as the underlying Funds and by taking deductions for charges equal to those currently assessed against the Sub-Accounts. This figure will usually be calculated for one year, five years, and ten years or other periods. Non-standardized total return figures reflect a deduction for total fund operating expenses, the actual charge for mortality, expense risk, and administrative undertakings and do not take into account contingent deferred sales charges or the Annual Maintenance Fee. This means the non-standardized total return for a Sub-Account is higher than standardized total return for a Sub-Account. These non-standardized returns must be accompanied by standardized total returns.

    If applicable, the Sub-Accounts may ADVERTISE YIELD IN ADDITION TO TOTAL RETURN. At any time in the future, yields may be higher or lower than past yields and past performance is no indication of future performance.

    A Money Market Sub-Account may advertise YIELD AND EFFECTIVE YIELD. The yield of the Sub-Account is based upon the income earned by the Sub-Account over a seven-day period and then annualized, i.e. the income earned in the period is assumed to be earned every seven days over a 52-week period and stated as a percentage of the investment. Effective yield is calculated similarly but when annualized, the income earned by the investment is compounded in the course of a 52-week period. Yield and effective yield reflect the recurring charges on the Separate Account level.

    We may provide information on various topics to Contract Owners and prospective Contract Owners in advertising, sales literature or other materials. These topics may include the relationship between sectors of the economy and the economy as a whole and its effect on various securities markets, investment strategies and techniques (such as value investing, dollar cost averaging and asset allocation), the advantages and disadvantages of investing in tax-deferred and taxable instruments, customer profiles and hypothetical purchase scenarios, financial management and tax and retirement planning, and other investment alternatives, including comparisons between the Contracts and the characteristics of and market for such alternatives.

                        HARTFORD LIFE INSURANCE COMPANY

    Hartford Life Insurance Company is a stock life insurance company engaged in the business of writing life insurance and annuities, both individual and group, in all states of the United States and the District of Columbia. We were originally incorporated under the laws of Massachusetts on June 5, 1902, and subsequently redomiciled to Connecticut. Our offices are located in Simsbury, Connecticut; however, our mailing address is P.O. Box 1583, Hartford, CT 06144-1583. We are ultimately controlled by The Hartford Financial Services Group, Inc., one of the largest financial service providers in the United States.

                             THE SEPARATE ACCOUNT

    The Separate Account is where we set aside and invest assets of some of our annuity contracts, including this Contract. The assets of Separate Account Two were transferred from Hartford Variable Annuity Life Insurance Company Separate Account DC-II on December 31, 1987.

    The Separate Account is registered as a unit investment trust under the Investment Company Act of 1940. This registration does not involve supervision by the Commission of the management or the investment practices of the Separate Account or Hartford. The Separate Account meets the definition of "separate account" under federal securities law. The Separate Account holds only assets for variable annuity contracts. The Separate Account:

    - Holds assets for the benefit of Participants and Contract Owners, and the persons entitled to the payments described in the Contract.

    - Is not subject to the liabilities arising out of any other business Hartford may conduct. However, all obligations under the Contract are general corporate obligations of Hartford.

    - Is not affected by the rate of return of Hartford's General Account or by the investment performance of any of Hartford's other separate accounts.

    - May be subject to liabilities from a Sub-Account of the Separate Account that holds assets of other contracts offered by the Separate Account which are not described in this Prospectus.

    - Is credited with income and gains, and takes losses, whether or not realized, from the assets it holds.

    WE DO NOT GUARANTEE THE INVESTMENT RESULTS OF THE SEPARATE ACCOUNT. THERE IS NO ASSURANCE THAT THE VALUE OF YOUR PARTICIPANT ACCOUNT WILL EQUAL THE TOTAL OF THE CONTRIBUTIONS MADE TO YOUR PARTICIPANT ACCOUNT.

    In a low interest rate environment, yields for Money Market Sub-Accounts, after deduction of the Mortality and Expense Risk Charge and Administrative Expense Charge, may be negative even though the underlying Fund's yield, before deducting for such charges, is positive. If you, or participants, allocate a portion of the value of a Contract to a Money Market Sub-Account, that portion of the value of the Contract may decrease in value.

                                  THE FUNDS

    The Separate Account is divided into "Sub-Accounts." Each Sub-Account invests in an underlying Fund. You choose the Funds that fit your investment goals and risk tolerance. Each Fund has its own investment objective, so each Fund is subject to different risks and expenses. For more complete information about each Fund, including risks and expenses, call us at 1-800-528-9009 to obtain each Fund's prospectus. Before investing, you should carefully read each Fund's prospectus along with this prospectus.

    We do not guarantee the investment results of any of the underlying Funds. Since each underlying Fund has different investment objectives, each is subject to different risks. These risks and the Funds' expenses are more fully described in the accompanying Funds' prospectuses and Statements of Additional Information, which may be ordered from us. The Funds' prospectuses should be read in conjunction with this Prospectus before investing.

    THESE FUNDS MAY NOT BE AVAILABLE IN ALL STATES OR IN ALL CONTRACTS.

SUB-ACCOUNT/FUND                                      ADVISOR                           OBJECTIVE SUMMARY
--------------------------------------------------------------------------------------------------------------------
AMERICAN CENTURY INVESTMENTS VP         American Century Investment            Capital growth
   CAPITAL APPRECIATION FUND            Management, Inc.
   SUB-ACCOUNT which purchases
   shares of American Century
   Investments VP Capital
   Appreciation Fund

SUB-ACCOUNT/FUND                                      ADVISOR                           OBJECTIVE SUMMARY
--------------------------------------------------------------------------------------------------------------------
CALVERT SOCIAL BALANCED PORTFOLIO       Adviser: Calvert Asset Management      Seeks a competitive total return
   SUB-ACCOUNT which purchases          Company, Inc. Sub-Advisers: New        through an actively managed
   shares of the Social Balanced        Amsterdam, LLC and State Street        portfolio of stocks, bonds and
   Portfolio of Calvert Variable        Global Advisers Management, Inc.       money market instruments which
   Series, Inc.                                                                offer income and capital growth
                                                                               opportunity and which satisfy the
                                                                               investment and social criteria
FIDELITY(R) VIP ASSET MANAGER(SM)       Fidelity Management & Research         High total return
  PORTFOLIO SUB-ACCOUNT which           Company
  purchases Initial Class shares of
  Fidelity VIP Asset Manager
  Portfolio of Fidelity Variable
  Insurance Products Fund
FIDELITY(R) VIP CONTRAFUND(R)           Fidelity Management & Research         Long-term capital appreciation
  PORTFOLIO SUB-ACCOUNT which           Company
  purchases Initial Class shares of
  Fidelity VIP Contrafund(R)
  Portfolio of Fidelity Variable
  Insurance Products Fund
FIDELITY(R) VIP GROWTH PORTFOLIO        Fidelity Management & Research         Capital appreciation
   SUB-ACCOUNT which purchases          Company
   Initial Class shares of Fidelity
   VIP Growth Portfolio of Fidelity
   Variable Insurance Products Fund
FIDELITY(R) VIP OVERSEAS PORTFOLIO      Fidelity Management & Research         Long-term growth of capital
  SUB-ACCOUNT which purchases           Company
  Initial Class shares of Fidelity
  VIP Overseas Portfolio of Fidelity
  Variable Insurance Products Fund
HARTFORD ADVISERS HLS FUND              HL Investment Advisors, LLC;           Maximum long-term total return
   SUB-ACCOUNT which purchases Class    sub-advised by Wellington
   IA shares of Hartford Advisers       Management Company, LLP
   HLS Fund of Hartford Series Fund,
   Inc.
HARTFORD CAPITAL APPRECIATION HLS       HL Investment Advisors, LLC;           Growth of capital
   FUND SUB-ACCOUNT which purchases     sub-advised by Wellington
   Class IA shares of Hartford          Management Company, LLP
   Capital Appreciation HLS Fund of
   Hartford Series Fund, Inc.
   (Closed to all Contracts issued
   after January 3, 2005)
HARTFORD DIVIDEND AND GROWTH HLS        HL Investment Advisors, LLC;           High level of current income
   FUND SUB-ACCOUNT which purchases     sub-advised by Wellington              consistent with growth of capital
   Class IA shares of Hartford          Management Company, LLP
   Dividend and Growth HLS Fund of
   Hartford Series Fund, Inc.
HARTFORD INDEX HLS FUND SUB-ACCOUNT     HL Investment Advisors, LLC;           Seeks to provide investment results
   which purchases Class IA shares      sub-advised by Hartford Investment     which approximate the price and
   of Hartford Index HLS Fund of        Management Company                     yield performance of publicly
   Hartford Series Fund, Inc.                                                  traded common stocks in the
                                                                               aggregate

SUB-ACCOUNT/FUND                                      ADVISOR                           OBJECTIVE SUMMARY
--------------------------------------------------------------------------------------------------------------------
HARTFORD INTERNATIONAL OPPORTUNITIES    HL Investment Advisors, LLC;           Long-term growth of capital
   HLS FUND SUB-ACCOUNT which           sub-advised by Wellington
   purchases Class IA shares of         Management Company, LLP
   Hartford International
   Opportunities HLS Fund of
   Hartford Series Fund, Inc.
HARTFORD MONEY MARKET HLS FUND          HL Investment Advisors, LLC;           Maximum current income consistent
   SUB-ACCOUNT which purchases Class    sub-advised by Hartford Investment     with liquidity and preservation of
   IA shares of Hartford Money          Management Company                     capital
   Market HLS Fund of Hartford
   Series Fund, Inc.
HARTFORD MORTGAGE SECURITIES HLS        HL Investment Advisors, LLC;           Maximum current income consistent
   FUND SUB-ACCOUNT which purchases     sub-advised by Hartford Investment     with safety of principal and
   Class IA shares of Hartford          Management Company                     maintenance of liquidity
   Mortgage Securities HLS Fund of
   Hartford Series Fund, Inc.
HARTFORD STOCK HLS FUND SUB-ACCOUNT     HL Investment Advisors, LLC;           Long-term growth of capital, with
   which purchases Class IA shares      sub-advised by Wellington              income as a secondary consideration
   of Hartford Stock HLS Fund of        Management Company, LLP
   Hartford Series Fund, Inc.
HARTFORD TOTAL RETURN BOND HLS FUND     HL Investment Advisors, LLC;           Competitive total return, with
   SUB-ACCOUNT which purchases Class    sub-advised by Hartford Investment     income as a secondary objective
   IA shares of Hartford Total          Management Company
   Return Bond HLS Fund of Hartford
   Series Fund, Inc.

    MIXED AND SHARED FUNDING: Shares of the Funds are sold to our other separate accounts and our insurance company affiliates or other unaffiliated insurance companies to serve as the underlying investment for both variable annuity contracts and variable life insurance contracts, a practice known as "mixed and shared funding." As a result, there is a possibility that a material conflict may arise between the interests of Contract Owners, and of owners of other contracts whose contract values are allocated to one or more of these other separate accounts investing in any one of the Funds. In the event of any such material conflicts, we will consider what action may be appropriate, including removing the Fund from the Separate Account or replacing the Fund with another Fund. There are certain risks associated with mixed and shared funding. These risks are disclosed in the Funds' prospectus.

    VOTING RIGHTS: We are the legal owners of all Fund shares held in the Separate Account and we have the right to vote at the Fund's shareholder meetings. To the extent required by federal securities laws or regulations, we will:

    - Notify the Contract Owner of any Fund shareholders' meeting if the shares held for the Contract may be voted;

    - Send proxy materials and a form of instructions to the Contract Owner that may be used to tell us how to vote the Fund shares held for the Contract;

    - Arrange for the handling and tallying of proxies received from Contract Owners;

    - Vote all Fund shares attributable to a Contract according to instructions received from the Contract Owner; and

    - Vote all Fund shares for which no voting instructions are received in the same proportion as shares for which instructions have been received.

    If any federal securities laws or regulations, or their present interpretation, change to permit us to vote Fund shares on our own, we may decide to do so. Contract Owners may attend any shareholder meeting at which shares held for their Contract may be voted.

    During the Annuity Period under a Contract, the number of votes will decrease as the assets held to fund the Annuity benefits will decrease.

    SUBSTITUTION, ADDITION OR DELETION OF FUNDS, SEPARATE ACCOUNTS AND/OR SUB-
ACCOUNTS: We reserve the right, subject to any applicable law, to substitute the shares of any other registered investment company for the shares of any Fund held by the Separate Account. Substitution may occur if shares of the Fund(s) become unavailable or due to changes in applicable law or interpretations of law or as we deem appropriate. Current law requires notification to you of any such substitution and approval of the Securities and Exchange Commission. We also reserve the right, subject to any applicable law, to offer additional Sub-Accounts with differing investment objectives, and to make existing Sub-Account options unavailable under the Contracts in the future.

    We may offer additional separate account options from time to time under these Contracts. Such new options will be subject to the then in effect charges, fees, and or transfer restrictions for the Contracts for such additional separate accounts.


    FEES AND PAYMENTS RECEIVED BY HARTFORD FROM THE FUND FAMILIES: We want you to know that Hartford receives substantial fees and payments with respect to the underlying funds that are offered as Sub-Accounts to your Plan through the Contract. We consider these fees and payments, among a number of other factors, when deciding to include a fund to the menu of Funds that we offer through the Contract. These fees and payments are received by Hartford under agreements between Hartford and the principal underwriters, transfer agents, investment advisers and/or other entities related to the Funds in amounts up to [XX] % of assets invested in a Fund. These fees and payments may include asset based sales compensation and service fees under distribution and/or servicing plans adopted by funds pursuant to Rule 12b-1 under the Investment Company Act of 1940. They may also include administrative service fees and additional payments and compensation sometimes referred to as "revenue sharing" payments. Hartford receives these fees and payments for its own account and expects to make a profit on the amount of the fees and payments that exceed Hartford's own expenses, including our expenses of paying compensation to broker-dealers, financial institutions and other persons for selling the Contracts.



    We also want you to understand that not all fund families pay the same amount of fees and compensation to us and not all funds pay according to the same formula. Because of this, the amount of the fees and payments received by Hartford varies by fund and Hartford may receive greater or less fees and payments depending on which variable investment options your Plan selects.



    For Example:



        As one of its selected investment options in its Contract, the Any Company Retirement Plan maintains an average balance of $100,000 in an investment option investing in shares of a hypothetical mutual fund during the year. If the fund's principal underwriter pays Hartford a Rule 12b-1 fee at a rate of 0.50% of assets annually, and the fund's transfer agent pays Hartford an administrative service fee at a rate of 0.25% of assets annually, Hartford would receive $500 in 12b-1 fees and $250 in administrative service fees, for a total of $750 for that year due to the Plan's investment in the fund.



        If the Plan maintained an average balance of $100,000 in an investment option investing in a different fund during the year where that fund's principal underwriter pays Hartford a Rule 12b-1 fee at a rate of 0.25% of assets annually, and the fund's transfer agent pays Hartford an administrative services fee at a rate of $12 per Plan Participant Account invested in the investment option investing in the fund, and there are 20 participants with an account balance invested in that investment option, Hartford would receive $250 in 12b-1 fees and $240 in administrative service fees, for a total of $490 for that year due to the Plan's investment in the fund.



    You should also know that the principal underwriters of certain funds have chosen to offer for sale, and Hartford has selected, fund share classes with asset based sales charges and/or service fees that may or may not be higher than other available share classes of the same fund. As a result of any higher asset based fees and charges paid by investors in such share classes, the amount of fees and payments that might otherwise need to be paid by such fund principal underwriters or their affiliates to Hartford would decrease.



    Some of the Sub-Accounts available in the Contract invest in Funds that are part of our own affiliated family of funds. In addition to any fees and payments Hartford may receive with respect to those funds, one or more of our affiliates receives compensation from the funds, including among other things a management fee and 12b-1 fees from the funds.



    For information on which underlying funds pay Hartford such fees and at what level, please call 1-800-874-2502, Option 4. Written information will be provided upon request.

                            GENERAL ACCOUNT OPTION

    IMPORTANT INFORMATION YOU SHOULD KNOW: THE PORTION OF THE CONTRACT RELATING TO THE GENERAL ACCOUNT OPTION IS NOT REGISTERED UNDER THE SECURITIES ACT OF 1933 ("1933 ACT") AND THE GENERAL ACCOUNT OPTION IS NOT REGISTERED AS AN INVESTMENT COMPANY UNDER THE INVESTMENT COMPANY ACT OF 1940 ("1940 ACT"). NEITHER THE GENERAL ACCOUNT OPTION NOR ANY INTEREST IN THE GENERAL ACCOUNT OPTION IS SUBJECT TO THE PROVISIONS OR RESTRICTIONS OF THE 1933 ACT OR THE 1940 ACT, AND THE STAFF OF THE SECURITIES AND EXCHANGE COMMISSION HAS NOT REVIEWED THE DISCLOSURE REGARDING THE GENERAL ACCOUNT OPTION.

    The General Account option is part of our General Account that includes our company assets. Contributions and Contract values allocated to the General Account option are available to our general creditors.

    DECLARED RATE OF INTEREST: We credit interest on Contributions made to the General Account at a rate we declare for any period of time that we determine. We may change the declared interest rate from time to time at our discretion.

    GUARANTEED RATE OF INTEREST: We guarantee a minimum rate of interest. The declared interest rate will not be less than the minimum guaranteed rate of interest.

    DISTRIBUTIONS AND TRANSFERS: We generally process distributions and transfers from the General Account within a reasonable period of time after we receive a Participant request at our Administrative Office. However, under certain conditions, transfers from the General Account may be limited or deferred. Distributions may be subject to a contingent deferred sales charge and may be deferred.

                               CONTRACT CHARGES

    SALES CHARGE: The purpose of the Sales Charge is to cover expenses relating to the sale and distribution of the Contracts, including:

    - the cost of preparing sales literature,

    - commissions and other compensation paid to distributing organizations and their sales personnel, and

    - other distribution related activities.

    If the Sales Charge is not sufficient to cover sales and distribution expenses, we pay those expenses from our general assets, including surplus. Surplus might include profits resulting from unused mortality and expense risk charges.

    There is no deduction for Sales Charge at the time Contributions are made to the Contract. The Sales Charge is deducted from Surrenders of or from the Contract. The amount of the Sales Charge depends on the number of Participant's Contract Years completed with respect to a Participant's Account before the Surrender. It is a percentage of the amount Surrendered. Such charges will in no event exceed 8.50% when applied as a percentage against the sum of all Contributions to a Participant's Account.

PARTICIPANT'S CONTRACT
YEARS                                                                                                  SALES CHARGE
--------------------------                                                                             -------------
During the First through the Fifth Year..............................................................        5%
During the Sixth Year................................................................................        4%
During the Seventh Year..............................................................................        3%
During the Eighth Year...............................................................................        2%
During the Ninth Year................................................................................        1%
During the Tenth Year and thereafter.................................................................        0%

    We may reduce the amount or term of the Sales Charge (see "Experience Rating under the Contracts" and "Negotiated Charges and Fees").

    When you request a full Surrender, the Sales Charge is deducted from the amount Surrendered and the balance is paid to you.

> Example: You request a full Surrender when the value of your Participant Account is $1,000 and the applicable Sales Charge is 5%: Your Sub-Account(s) will be surrendered by $1,000 and you will receive $950 (i.e., the $1,000 Surrender less the 5% Sales Charge).

    If you request a partial Surrender and ask for a specific dollar amount, the Sales Charge will be calculated on the total amount that must be withdrawn from your Sub-Account(s) to provide you with the amount requested.

> Example: You ask for $1,000 when the applicable Sales Charge is 5%: Your Sub-Account(s) will be reduced by $1,052.63 (i.e., a total withdrawal of $1,052.63 made up of $52.63 in Sales Charge plus the $1,000 you requested). The net amount of $1,000 is paid to you.

    ANNUAL MAINTENANCE FEE: We deduct an Annual Maintenance Fee from the value of each Participant Account under a Contract. The maximum Annual Maintenance Fee is $30 per year, but such fee may be reduced or waived (see "Experience Rating under the Contracts" and "Negotiated Charges and Fees").

    We deduct the Annual Maintenance Fee on the last business day of each Participant's Contract Year. However, if you Surrender the value of your Participant Account in full at any time before the last business day of your Participant's Contract Year, we will deduct the Annual Maintenance Fee from the proceeds of such Surrender. We do not deduct the Annual Maintenance Fee during the Annuity Period under a Contract. We deduct the Annual Maintenance Fee on a pro rata basis from the value of the Sub-Accounts chosen with respect to a Participant Account.

IS THERE EVER A TIME WHEN THE SALES CHARGE OR ANNUAL MAINTENANCE FEE DO NOT
APPLY?

    We do not deduct the Sales Charge and Annual Maintenance Fee from a Surrender from Participant's Account under a Contract in the event of the
Participant's:

    - death,

    - disability, within the meaning of Code section 72(m)(7) (provided that any such disability would entitle the Participant to receive social security disability benefits),

    - confinement in a nursing home, provided the Participant is confined immediately following at least 90 days of continuous confinement in a hospital or long term care facility,

    - separation from service with the Employer on or after the Participant Contract Year 5 for Participants age 59 1/2 or older,

    - financial hardship (e.g., an immediate and heavy financial need of the Participant other than purchase of a principal residence or payment for post-secondary education), or

    - in the event that a Participant Account is paid out under one of the available Annuity payment options under the Contracts or under the Systematic Withdrawal Option (except that a Surrender out of Annuity payment option 5 is subject to Sales Charges, if applicable).

    Some of the foregoing events may not apply to Participants under an Individual Retirement Annuity.

    If you are otherwise eligible to make a withdrawal from your Participant Account under the terms of your Employer's plan, you can withdraw, on a non-cumulative basis, up to 10% of the value of your Participant Account, without application of a Sales Charge for each Participant Contract Year after the first Participant Contract Year. The minimum amount you can withdraw under this provision is $250.

    No deduction for the Sales Charge will apply to a transfer to a Related Participant Directed Account Option. A "Related Participant Directed Account Option" is a separate Participant directed investment account under a Code section 403(b)(7) custodial account that you identify and we accept for the purpose of participant-directed transfers of amounts from the Contract for investment outside of the Contract. The Related Participant Directed Account Option may not be available in all states or in all Contracts.

    MORTALITY AND EXPENSE RISK AND ADMINISTRATIVE CHARGE: For providing administrative services, and for assuming mortality and expense risks under the Contract, we deduct a daily charge at an annual rate of 1.25% against all Contract values in the Separate Account during the life of the Contract.

    The mortality and expense risk and administrative charge compensates us for providing administrative services and for assuming mortality and expense risks under the Contracts. We assume two types of mortality risk and an expense risk:

    - MORTALITY RISK DURING THE ACCUMULATION PERIOD -- During the period your Contributions are accumulating, we are required to cover any difference between the Minimum Death Benefit paid and the Participant Account value. These differences may occur during periods of declining value or in periods where the Contingent Deferred Sales Charges would have been applicable. The risk that we bear during this period is that actual mortality rates, in aggregate, may exceed expected mortality rates.

    - MORTALITY RISK DURING THE ANNUITY PERIOD -- Once Annuity payouts have begun, we may be required to make Annuity payouts as long as the Annuitant is living, regardless of how long the Annuitant lives. The risk that we bear during this period is that the actual mortality rates, in aggregate, may be lower than the expected mortality rates.

    - EXPENSE RISK -- We also bear an expense risk that the Contingent Deferred Sales Charges collected before the Annuity Commencement Date may not be enough to cover the actual cost of selling, distributing and administering the Contract.

    Although variable Annuity payouts will fluctuate with the performance of the underlying Fund selected, your Annuity payouts will not be affected by (a) the actual mortality experience of our Annuitants, or (b) our actual expenses if they are greater than the deductions stated in the Contract. Because we cannot be certain how long our Annuitants will live, we charge this percentage fee based on the mortality tables currently in use. This charge enables us to keep our commitments and to pay you as planned.

    We also provide various administrative support services for Plans. These services include recordkeeping, statements of account, internet and automated voice response account access, and participant educational materials.


    If the mortality and expense risk and administrative charge under a Contract is insufficient to cover actual costs incurred by us, we will bear the loss. If the mortality and expense risk and administrative charge exceeds these costs, we will keep the excess as profit. We may use these profits, as well as revenue sharing and Rule 12b-1 fees received from certain Funds, for any proper corporate purpose including, among other things, payment of sales expenses, including the fees paid to distributors. We expect to make a profit from the mortality and expense risk and administrative charge.


    We may reduce the mortality and expense risk and administrative charge under the Contracts (see "Experience Rating under the Contracts" and "Negotiated Charges and Fees").

    PREMIUM TAXES: We deduct a charge for Premium Tax, if applicable, imposed by a state or other governmental entity. Certain states and municipalities impose a Premium Tax, generally ranging up to 3.50%. In some cases, Premium Taxes are deducted at the time purchase payments are made; in other cases Premium Tax is assessed at the time of annuitization. We will pay Premium Taxes at the time imposed under applicable law. At our sole discretion, we may deduct Premium Taxes at the time we pay such taxes to the applicable taxing authorities, at the time the Contract is surrendered, at the time a death benefit is paid, or at the time a Participant annuitizes.

    TRANSFER FEE: You can transfer your Participant Account values between or among the Sub-Accounts up to 12 times per Participant Contract Year. A Transfer Fee of $5 may apply to each transfer in excess of 12 made in a Participant Contract Year. We do not currently charge the $5 Transfer Fee.

    EXPERIENCE RATING UNDER THE CONTRACTS: We may apply experience credits under a Contract based on investment, administrative, mortality or other factors, including, but not limited to: (1) the total number of Participants,
(2) the sum of all Participants' Account values, (3) the allocation of Contract values between the General Account and the Separate Account under the Contract,
(4) present or anticipated levels of Contributions, distributions, transfers, administrative expenses or commissions, and (5) whether we are the exclusive annuity contract provider. Experience credits can take the form of a reduction in the deduction for mortality, expense risk and administrative undertakings, a reduction in the term or amount of any applicable Sales Charges, an increase in the rate of interest credited under the Contract, a reduction in the amount of the Annual Maintenance Fee, a reduction in the amount of the Transfer Fee, or any combination of the foregoing. We may apply experience credits either prospectively or retrospectively. We may apply and allocate experience credits in such manner as we deem appropriate. Any such credit will not be unfairly discriminatory against any person, including the affected Contract Owners or Participants. Experience credits have been given in certain cases. Participants in Contracts receiving experience credits will receive notification regarding such credits. Experience credits may be discontinued at our sole discretion in the event of a change in applicable factors.

    NEGOTIATED CHARGES AND FEES: The charges and fees described in this section vary from Contract to Contract, depending on plan characteristics. The Contract Owner can negotiate charges and fees. This flexibility allows us and the Contract Owner to custom design a charge and fee structure that meets the financial goals of both the Contract Owner and Hartford.

    CHARGES OF THE FUNDS: The investment performance of each Fund reflects the management fee that the Fund pays to its investment manager as well as other operating expenses that the Fund incurs. Investment management fees are generally daily fees computed as a percentage of a Fund's average daily net assets as an annual rate. Please read the prospectus for each Fund for complete details.

    PLAN RELATED EXPENSES: We can agree with the Contract Owner to be directed to deduct amounts from the assets under a Contract to pay certain administrative expenses or other Plan related expenses including, but not limited to, fees to consultants, auditors and other Plan service providers. We will deduct and pay such amounts to the Contract Owner or as directed by the Contract Owner. We may agree to include such amounts as an adjustment to the charge for administrative undertakings for the Separate Account.

                                THE CONTRACTS

    THE CONTRACTS OFFERED: The Contracts are group variable annuity contracts. We can offer the Contracts for use in connection with Tax Sheltered Annuity plans adopted under section 403(b) of the Code by public school systems, certain tax-exempt organizations described in section 501(c)(3) of the Code and including employee pension plans established for employees by a state, political subdivision of a state, or an agency or instrumentality of either a state or political subdivision of a state. We can also offer the Contracts in connection with Individual Retirement Annuity plans. We issue a Contract to an Employer or to a trustee or custodian of the Employer's plan to provide a Tax Sheltered Annuity or Individual Retirement Annuity plan for its employees.

    ASSIGNMENTS: The Contract and a Participant's interest in a Contract cannot be assigned, transferred or pledged.

    PRICING AND CREDITING OF CONTRIBUTIONS: We credit initial Contributions to your Participant Account within two business days after we receive your properly completed application and the initial Contribution at our Administrative Office.

    If your application or other necessary information is incomplete when received, your initial Contribution will be credited to your Participant Account not later than two business days after the application is made complete. However, if an incomplete application is not made complete within five business days of its initial receipt, the Contribution will be immediately returned unless we inform the Contract Owner of the delay and the Contract Owner tells us not to return it.

    Subsequent Contributions properly designated for your Participant Account that are received prior to the close of the New York Stock Exchange will be invested on the same Valuation Day. Subsequent Contributions properly designated for your Participant Account that are received on a Non-Valuation Day or after the close of the New York Stock Exchange will be invested on the next Valuation Day.

    MAY I CANCEL MY CERTIFICATE?

    For certificates issued in New York in connection with 403(b) Contracts, you have a limited right to return your certificate for cancellation. We urge you to closely examine its provisions. If for any reason you are not satisfied with your certificate, simply return it within ten days after you receive it with a written request for cancellation that indicates your tax-withholding instructions. We will not deduct any Contingent Deferred Sales Charges during this time. We may require additional information before we can cancel your certificate.

    You bear the investment risk from the time the certificate is issued until we receive your complete cancellation request.

    The amount we pay you upon cancellation depends on the requirements of the state where you purchased your certificate.

    MAY I MAKE CHANGES IN THE AMOUNTS OF MY CONTRIBUTION?

    Yes. There is no minimum amount for initial Contributions or subsequent Contributions that may be made on behalf of a Participant Account under a Contract, unless the Employer's plan provides otherwise. If the Plan adopted by the Contract Owner so provides, the Contract permits the allocation of Contributions, in multiples of 10% among the several Sub-Accounts of the Separate Accounts. The minimum amount that may be allocated to any Sub-Account in a Separate Account shall not be less than $10. Such changes must be requested in the form and manner prescribed by us.

    CAN I TRANSFER FROM ONE SUB-ACCOUNT TO ANOTHER?

    You may make transfers between the Sub-Accounts offered in this Contract according to our policies and procedures as amended from time to time.

    WHAT IS A SUB-ACCOUNT TRANSFER?

    A Sub-Account transfer is a transaction requested by you that involves reallocating part or all of your Participant Account value among the underlying Funds available in your Contract.

    You may transfer from one Sub-Account to another during the Accumulation Period. Your transfer request will be processed on the day that it is received in good order as long as it is received on a Valuation Day before the close of the New York Stock Exchange. Otherwise, your request will be processed on the following Valuation Day. We will send you a confirmation when we process your transfer. You are responsible for verifying transfer confirmations and promptly advising us of any errors within 30 days of receiving the confirmation.

    HOW DO I TRANSFER FROM ONE SUB-ACCOUNT TO ANOTHER?

    Subject to our current policies and procedures, you can transfer the values of your Sub-Account allocations between or among the Sub-Accounts or the General Account option during the Accumulation Period. You can make these transfers and changes in allocations by:

    - written request,

    - by calling 1-800-528-9009, or

    - where available, electronically by Internet through our web site at retire.hartfordlife.com.

    We or our agents and affiliates will not be responsible for losses resulting from acting upon telephone or electronic requests reasonably believed to be genuine. We will employ reasonable procedures to confirm that instructions communicated by telephone or electronically are genuine. The procedures we follow for transactions initiated by telephone include requirements that callers provide certain information for identification purposes. All transfer instructions by telephone are tape-recorded. Transfer requests initiated electronically require a personal identification number.

    If available under your Employer's Plan, you may also transfer amounts to a Related Participant Directed Account Option. The Related Participant Directed Account Option may not be available in all states, or in all Contracts.

    WHAT HAPPENS WHEN I REQUEST A SUB-ACCOUNT TRANSFER?

    When you request a Sub-Account transfer, Hartford sells shares of the underlying Fund that makes up the Sub-Account you are transferring from and buys shares of the underlying Fund that makes up the Sub-Account you want to transfer into.

    Each day, many Participants request Sub-Account transfers. Some request transfers into a particular Sub-Account, and others request transfers out of a particular Sub-Account. In addition, each day some Participants allocate Contributions to Sub-Accounts, and others request Surrenders. Hartford combines all the requests to transfer out of a Sub-Account along with all Surrenders from that Sub-Account and determines how many shares of that Sub-Account's underlying Fund Hartford would need to sell to satisfy all Participants' "transfer-out" requests. At the same time, Hartford also combines all the requests to transfer into a particular Sub-Account or Contributions allocated to that Sub-Account and determines how many shares of that Sub-Account's underlying Fund Hartford would need to buy to satisfy all Participants' "transfer-in" requests.

    In addition, many of the underlying Funds that are available as investment options in the Contracts are also available as investment options in other variable annuity contracts, variable life insurance policies, group funding agreements and other products offered by Hartford. Each day, investors and participants in these other products engage in transactions similar to the Sub-Account transfers described for Participants.

    Hartford takes advantage of its size and available technology to combine the sales of a particular underlying Fund for many of the variable annuities, variable life insurance policies, group variable annuity contracts, group funding agreements or other products offered by Hartford. We also combine many of the purchases of that particular underlying Fund for all the products we offer. We then "net" those trades. This means that we sometimes reallocate shares of an underlying Fund within the accounts at Hartford rather than buy new shares or sell shares of the underlying Fund.

    For example, if we combine all transfer-out requests and Surrenders of a Stock Fund Sub-Account with all other sales of that underlying Fund from all the other products available at Hartford, we may have to sell $1 million dollars of that Fund on any particular day. However, if other Participants and the owners of other products offered by Hartford, want to purchase or transfer-in an amount equal to $300,000 of that Fund, then Hartford would send a sell order to the underlying Fund for $700,000, which is a $1 million sell order minus the purchase order of $300,000.

    WHAT RESTRICTIONS ARE THERE ON MY ABILITY TO MAKE A SUB-ACCOUNT TRANSFER?

    You should be aware that there are important restrictions on your ability to make a Sub-Account transfer.

    FIRST, YOU MAY MAKE ONLY ONE SUB-ACCOUNT TRANSFER EACH DAY. HARTFORD LIMITS EACH PARTICIPANT TO ONE SUB-ACCOUNT TRANSFER EACH DAY. Hartford counts all Sub-Account transfer activity that occurs on any one day as one Sub-Account transfer, except you cannot transfer the same Participant Account value more than once a day.

    For example, if the only transfer you make on a day is a transfer of $10,000 from one Sub-Account into another Sub-Account, it would count as one Sub-Account transfer. If, however, on a single day you transfer $10,000 out of one Sub-Account into five other Sub-Accounts (dividing the $10,000 among the five other Sub-Accounts however you chose), that day's transfer activity would count as one Sub-Account transfer. Likewise, if on a single day you transferred $10,000 out of one Sub-Account into ten other Sub-Accounts (dividing the $10,000 among the ten other Sub-Accounts however you chose), that day's transfer activity would count as one Sub-Account transfer. Conversely, if you have $10,000 in Participant Account value distribution among 10 different Sub-Accounts and you request to transfer the Participant Account value in all those Sub-Accounts into one Sub-Account, that would also count as one Sub-Account transfer.

    However, you cannot transfer the same Participant Account value more than once in one day. That means if you have $10,000 in a Money Market Fund Sub-Account and you transfer all $10,000 into a Stock Fund Sub-Account, on that same day you could not then transfer the $10,000 out of the Stock Fund Sub-Account into another Sub-Account.


    SECOND, WE HAVE IMPLEMENTED POLICIES DESIGNED TO RESTRICT EXCESSIVE SUB-ACCOUNT TRANSFERS. You should not purchase or become a Participant under this Contract if you want to make frequent Sub-Account transfers for any reason. In particular, we do not want you to purchase or become a Participant under this Contract if you plan to engage in market timing, which includes frequent transfer activity into and out of the same underlying Fund, or engaging in frequent Sub-Account transfers in order to exploit inefficiencies in the pricing of the underlying Fund.


    We attempt to curb frequent transfers in the following way:


    THE 20 TRANSFER RULE -- We employ the "20 Transfer Rule" to help curb frequent Sub-Account transfers. Under this policy, you are allowed to submit a total of 20 Sub-Account transfer requests each calendar year for your Participant Account by any of the following methods: U.S. Mail, Voice Response Unit, Internet or telephone. Once these 20 Sub-Account transfers have been requested, you may submit any additional Sub-Account transfer requests only in writing by U.S. Mail or overnight delivery service. Transfer requests by telephone, Voice Response Unit, via the Internet or sent by same day mail or courier service will not be accepted. After 20 Sub-Account transfers have been requested, if you want to cancel a written Sub-Account transfer, you must also cancel it in writing by U.S. Mail or overnight delivery service. We will process the cancellation request as of the day we receive it in good order.


    We actively monitor Participant's compliance with this policy. We will send you a letter after your 10th Sub-Account transfer to remind you of our Sub-Account transfer policy. After your 20th transfer request, our computer system will not allow you to do another Sub-Account transfer by telephone, Voice Response Unit or via the Internet. You will be instructed to send your Sub-Account transfer request by U.S. Mail or overnight delivery service.

    We will apply the 20 Transfer Rule to your Participant Account during the period starting June 1, 2006 until the beginning of the next calendar year. Each calendar year, we reset your transfers to allow 20 new Sub-Account transfers.


    We may make changes to this policy at any time.

    The Contracts provide for a Transfer Fee of $5 that applies to each transfer in excess of 12 made in a Participant Contract Year. We do not currently charge the $5 Transfer Fee.

    In addition, for Contracts issued or amended on or after May 1, 1992:

    - Transfers of assets presently held in the General Account option, or which were held in the General Account option at any time during the preceding three months, to any account that we determine is a competing account, may be prohibited. We do not currently enforce this prohibition.

    - Similarly, transfers of assets presently held in any account during the preceding three months, that we determine is a competing account, to the General Account option, may be prohibited. We do not currently enforce this prohibition.

    We may limit the maximum amount transferred or distributed from the General Account option under a Participant Account to 1/6 of such portion of the Participant Account held in the General Account option in any one Participant Contract Year.

    THIRD, MANY OF THE UNDERLYING FUNDS HAVE IMPLEMENTED POLICIES DESIGNED TO RESTRICT EXCESSIVE TRADING. You should not purchase or become a Participant under this Contract if you want to make frequent Sub-Account transfers for any reason. In particular, Hartford does not want you to purchase or become a Participant under this Contract if you plan to engage in "market timing," which includes frequent transfer activity into and out of the same underlying Fund, or engaging in frequent Sub-Account transfers in order to exploit inefficiencies in the pricing of the underlying Fund.

    Hartford is bound by the Contracts with respect to frequent transfers of Participant Account value. Other than the restrictions described above, our Contracts do not allow us to limit or restrict the total number of transfers of Participant Account value. However, regardless of the number of Sub-Account transfers you have done under the 20 Transfer Rule, you still may have your Sub-Account transfer privileges restricted as described below:

    Upon request by an underlying Fund, and subject to applicable law, we may provide the underlying Fund with the Tax Identification Number, and other identifying information contained in our records, of Participants that engaged in Sub-Account transfers that resulted in our purchase, redemption, transfer or exchange of the shares of that underlying Fund.

    We rely on the underlying Funds to identify a pattern or frequency of Sub-Account transfers that the underlying Fund wants us to investigate. Most often, the underlying Fund will identify a particular day where it experienced a higher percentage of shares bought followed closely by a day where it experienced the almost identical percentage of shares sold. Once an underlying Fund contacts us, we run a report that identifies all Participants who transferred in or out of that underlying Fund's Sub-Account on the day or days identified by the underlying Fund. We then provide the underlying Fund with information from the list so that it can determine whether the transfer activity violates its abusive transfer policy. The underlying Fund notifies us of each Participant in violation of its abusive transfer policy.


    Hartford provides the underlying Fund's notice to plan sponsors. BASED ON THIS INFORMATION, YOUR PLAN SPONSOR MAY RESTRICT, SUSPEND OR TERMINATE PARTICIPANTS' SUB-ACCOUNT TRANSFER PRIVILEGES. A plan sponsor may restrict, suspend or terminate a Participant's Sub-Account transfer privileges for a specified period of time or indefinitely.



    Separate Account investors could be precluded from purchasing Fund shares if we reach an impasse with the underlying Fund on the execution of Fund abusive trading instructions. In other words, an underlying Fund could refuse to allow new purchases of shares by all Hartford variable product investors if we and the Fund cannot reach a mutually acceptable agreement on how to treat an investor who, in the Fund's opinion, has violated the Fund's abusive trading restrictions. The restrictions that result from the impasse do not affect your ability to redeem out of any Fund.


    Since we combine many of the purchases of a particular underlying Fund for all the products through net trades, the underlying Fund is unable to identify transfers of any specific Participant. As a result, there is the risk that the underlying Fund may not be able to identify abusive transfers.

    We may make changes to these procedures at any time.

    ARE THERE ANY EXCEPTIONS TO THESE POLICIES?

    GROUP VARIABLE ANNUITY CONTRACTS. The Contracts, and other group variable annuities or group funding agreements issued by us, are offered to retirement plans, and plan sponsors administer their plan according to plan documents and administrative services agreements. These retirement plan documents and administrative services agreements may or may not have restrictions on Sub-Account transfers. If these retirement plan documents and administrative services agreements have no restrictions on Sub-Account transfers, then Hartford may not be able to apply the 20 Transfer Rule and may not be able to apply any restriction on transfers. Hartford works with plan sponsors and plan administrators to deter frequent transfer activity. Hartford has had only limited success in this area. As discussed below, frequent transfers by individuals or entities that occur in the Contracts and in other investment or retirement products provided by Hartford may increase your costs under this Contract and may also lower your Participant Account's overall performance.

    SOME OTHER ESTABLISHED EXCEPTIONS. In addition, you should be aware that the 20 Transfer Rule does not apply in all circumstances which we describe here:

    - The 20 Transfer Rule does not apply to Sub-Account transfers that occur automatically as part of an established asset allocation program or asset rebalancing program that rebalances a Participant's holdings on a periodic, pre-established basis according to the prior written instructions of the Participant or as part of a DCA program. That means that transfers that occur under these programs are not counted toward the 20 transfers allowed under the 20 Transfer Rule. We do not apply the 20 Transfer Rule to programs, like asset rebalancing, asset allocation and DCA programs, that allow Sub-Account transfers on a regularly scheduled basis because the underlying Funds expect these transfers and they usually do not represent the type of Sub-Account transfers that the underlying Funds find problematic.

    - Many of the group variable annuities or group funding agreements are offered to retirement plans, and plan sponsors administer their plan according to plan documents and administrative services agreements. If these retirement plan documents and administrative services agreements have no restrictions on Sub-Account transfers, then Hartford may not be able to apply the 20 Transfer Rule and may not be able to apply any restriction on transfers. Hartford works with plan sponsors and plan administrators to deter frequent transfer activity. Hartford has had only limited success in this area. Frequent transfers by individuals or entities that occur in other investment or retirement products provided by Hartford could have the same abusive affect as frequent Sub-Account transfers done by Participants of this Contract.

    POSSIBILITY OF UNDETECTED FREQUENT TRADING IN THE UNDERLYING FUNDS. You should also be aware that there may be frequent trading in the underlying Funds that Hartford is not able to detect and prevent, which we describe here:

    - There is a variable annuity that we offer that has no Contingent Deferred Sales Charge. We are aware that frequent traders have used this annuity in the past to engage in frequent Sub-Account transfers. We believe that we have addressed this practice by closing all the international and global funds available in the annuity. However, we cannot always tell if there is frequent trading in this product.

    Many of the underlying Funds that make up the Sub-Accounts of this Contract are available for use with many different variable life insurance policies, variable annuity products and funding agreements, and they are offered directly to certain qualified retirement plans. Further, some of the underlying Funds in certain products for retirement plans are also available directly to the public on a retail basis to individuals or through omnibus accounts. Some of these products, plans and accounts may have less restrictive transfer rules or no transfer restrictions at all.

    HOW AM I AFFECTED BY FREQUENT SUB-ACCOUNT TRANSFERS?

    Frequent Sub-Account transfers often result in frequent purchases and redemptions of shares of the underlying Fund. Frequent purchases and redemptions of the shares of the underlying Funds may increase your costs under this Contract and may also lower your Participant Account's overall performance. Your costs may increase because the underlying Fund will pass on any increase in fees related to the frequent purchase and redemption of the underlying Fund's securities. There may also be administrative costs associated with these transactions.

    Frequent transfers may also cause an underlying Fund to hold more cash than the underlying Fund would like to hold. A large cash position means that the underlying Fund will not be fully invested and may miss a rise in value of the securities that the Fund would have purchased. If the underlying Fund chooses not to hold a larger cash position, then it may have to sell securities that it would have otherwise like to have kept, in order to meet its redemption obligations. Both of these measures could result in lower performance of the underlying Fund, which in turn would result in lower overall performance of your Participant Account.

    Because frequent transfers may raise the costs associated with this Contract and lower performance, the effect may be a lower death benefit paid to your Beneficiary or lower annuity payouts to the Annuitant.

    WHAT IF A PROSPECTUS FOR THE UNDERLYING FUNDS HAS DIFFERENT POLICIES AND PROCEDURES REGARDING FREQUENT TRADING?


    While the prospectuses for the underlying Funds may describe policies and procedures regarding frequent trading that may be different from those described in the Contract prospectus, the policies and procedures described in the Contract prospectus control how we administer Sub-Account transfers. We anticipate that the implementation of Rule 22c-2 under the Investment Company Act of 1940 will impact the way we administer Sub-Account transfers. We will continue to monitor transfer activity and we may modify these restrictions at any time.


    DOLLAR COST AVERAGING: If, during the Accumulation Period, the portion of your Contract values held under the General Account option is at least $5,000, or the value of your Accumulation Units held under the Hartford Money Market HLS Sub-Account is at least $5,000, you may choose to have a specified dollar amount transferred from either the General Account option or the Hartford Money Market HLS Sub-Account, whichever meets the applicable minimum value, to other Sub-Accounts of the Separate Account at monthly, quarterly, semi-annual or annual intervals ("transfer intervals"). This is known as Dollar Cost Averaging. The main objective of a Dollar Cost Averaging program is to minimize the impact of short term price fluctuations. Since the same dollar amount is transferred to other Sub-Accounts at set intervals, more units are purchased in a Sub-Account if the value per unit is low and less units are purchased if the value per unit is high. Therefore, a lower average cost per unit may be achieved over the long term. A Dollar Cost Averaging program allows investors to take advantage of market fluctuations. However, it is important to understand that Dollar Cost Averaging does not assure a profit or protect against a loss in declining markets.

    The minimum amount that may be transferred to any one Sub-Account at a transfer interval is $100. The transfer date will be the monthly, quarterly, semi-annual or annual anniversary, as applicable, of your first transfer under your initial Dollar Cost Averaging election. The first transfer will commence within five (5) business days after we receive your initial election either on an appropriate election form in good order or by telephone subject to the telephone transfer procedures detailed above. The dollar amount will be allocated to the Sub-Accounts that you specify, in the proportions that you specify on the appropriate election form that we provide or over our recorded telephone line. You may specify a maximum of five (5) Sub-Accounts. If, on any transfer date, your General Account value or the value of your Accumulation Units under the Money Market HLS Sub-Account, as applicable, is less than the amount you have elected to have transferred, your Dollar Cost Averaging program will end. You may cancel your Dollar Cost Averaging election by sending us a written notice at our Administrative Office or by calling one of our representatives at 1-800-771-3051 and giving us notice on our recorded telephone line.

    MAY I REQUEST A LOAN FROM MY PARTICIPANT ACCOUNT?

    During the Accumulation Period, a Participant under a Tax Sheltered Annuity plan may request a loan from his or her Participant Account. Loans from a Participant's Account may not be available in all states or may be subject to restrictions.

    You must pay back your loan according to the payment schedule set by the terms of your loan agreement. The loan agreement describes the terms, conditions, any fees or charges of your loan.

    Loans will have a permanent effect on the Participant's Account because the investment results of each Sub-Account will apply only to the amount remaining in such Sub-Account. The longer a loan is outstanding, the greater the impact on the Participant's Account is likely to be. Also, if not repaid, the outstanding loan balance will reduce the death benefit otherwise payable to the Beneficiary.

    HOW DO I KNOW WHAT MY PARTICIPANT ACCOUNT IS WORTH?

    Your Participant Account value reflects the sum of the amounts under your Participant Account allocated to the General Account option and the Sub-Accounts.

    There are two things that affect your Sub-Account value: (1) the number of Accumulation Units and (2) the Accumulation Unit value. The Sub-Account value is determined by multiplying the number of Accumulation Units by the Accumulation Unit value. Therefore, on any Valuation Day the portion of your Participant Account allocated to the Sub-Accounts will reflect the investment performance of the Sub-Accounts and will fluctuate with the performance of the underlying Funds.

    Contributions made or Contract values allocated to a Sub-Account are converted into Accumulation Units by dividing the amount of the Contribution or allocation, minus any Premium Taxes, by the Accumulation Unit value for that Valuation Day. The more Contributions or Contract values allocated to the Sub-Accounts under your Participant

Account, the more Accumulation Units will be reflected under your Participant Account. You decrease the number of Accumulation Units in a Sub-Account under your Participant Account by requesting Surrenders, transferring money out of a Sub-Account, submitting a Death Benefit claim or by electing an annuity payout from your Participant Account.

    To determine the current Accumulation Unit value, we take the prior Valuation Day's Accumulation Unit value and multiply it by the Net Investment Factor for the current Valuation Day. The value of the Separate Account is determined at the close of the New York Stock Exchange (generally 4:00 p.m. Eastern Time).

    The Net Investment Factor is used to measure the investment performance of a Sub-Account from one Valuation Day to the next. The Net Investment Factor for each Sub-Account is calculated by dividing (a) by (b) and subtracting (c) where:

  (a)is the net asset value per share of each Fund held in the Sub-Account at the end of the current Valuation Day.

  (b)is the net asset value per share of each Fund held in the Sub-Account at the end of the prior Valuation Day.

  (c)is the daily factor representing the mortality and expense risk charge and any applicable administration charge deducted from the Sub-Account, adjusted for the number of days in the Valuation Period, and any other applicable charge.

    We will send you a statement for each calendar quarter, that tells you how many Accumulation Units you have, their value and your total Participant Account value. You can also call 1-800-771-3051 to obtain your Participant Account value or, where available, you may access your account information through our website at retire.hartfordlife.com.

    HOW ARE THE UNDERLYING FUND SHARES VALUED?

    The shares of the Fund are valued at net asset value on a daily basis. A complete description of the valuation method used in valuing Fund shares may be found in the underlying Funds' prospectus.

                                DEATH BENEFITS

    DETERMINATION OF THE BENEFICIARY: The Beneficiary is the person or persons designated to receive payment of the death benefit upon the death of the Participant. If no designated Beneficiary remains living at the death of the Participant, the Participant's estate is the Beneficiary.

    DEATH BEFORE THE ANNUITY COMMENCEMENT DATE:

    - DEATH PRIOR TO AGE 65: If the Participant dies before the Annuity Commencement Date or the Participant's attainment of age 65 (whichever comes first) the Minimum Death Benefit is payable to the Beneficiary. The Minimum Death Benefit is the greater of (a) the value of your Participant Account determined as of the day we receive Due Proof of Death or (b) 100% of the total Contributions made to your Participant Account, reduced by any prior partial Surrenders or outstanding loan indebtedness. The value of a Participant's Account on any Valuation Day before the Annuity Commencement Date will be reduced by any applicable Premium Taxes not already deducted.

    - DEATH ON OR AFTER AGE 65: If the Participant dies before the Annuity Commencement Date but on or after the Participant's 65th birthday, the Beneficiary will receive the value of your Participant Account (less any applicable Premium Taxes not already deducted) as of the Date we receive Due Proof of Death at our Administrative Offices.

    CALCULATION OF THE DEATH BENEFIT -- If the Participant dies before the Annuity Commencement Date, the death benefit will be calculated as of the date we receive Due Proof of Death. THE DEATH BENEFIT REMAINS INVESTED IN THE SEPARATE ACCOUNT AND/OR GENERAL ACCOUNT OPTION ACCORDING TO YOUR LAST INSTRUCTIONS UNTIL THE PROCEEDS ARE PAID OR WE RECEIVE NEW SETTLEMENT INSTRUCTIONS FROM THE BENEFICIARY(IES). DURING THE TIME PERIOD BETWEEN OUR RECEIPT OF DUE PROOF OF DEATH AND OUR RECEIPT OF THE COMPLETED SETTLEMENT INSTRUCTIONS, THE CALCULATED DEATH BENEFIT WILL BE SUBJECT TO MARKET FLUCTUATIONS.

    If the proceeds are taken in a single sum, payment will normally be made within seven days of our receipt of completed settlement instructions.

    You may apply the death benefit payment to any one of the Annuity payment options under Separate Account Two (see "Annuity Payment Options") instead of receiving the death benefit payment in a single sum. An election to receive payment of death benefits under an Annuity payment option must be made before a lump sum settlement and within one year after the death by written notice to us at our Administrative Offices. Proceeds due on death may be applied to provide variable payments, fixed payments, or a combination of variable and fixed payments. No election to provide Annuity payments will become operative unless the initial Annuity payment is at least $20 on either a variable or fixed basis, or $20 on each basis when a combination benefit is elected. The manner in which the Annuity payments are determined and in which they may vary from month to month are the same as applicable to a Participant's Account after retirement (see "How are Contributions made to establish my Annuity Account?").

    DEATH ON OR AFTER THE ANNUITY COMMENCEMENT DATE: If the Annuitant dies on or after the Annuity Commencement Date, there may be no payout at death unless the Annuitant has elected an Annuity payment option that permits the Beneficiary to elect to continue Annuity payments or receive the commuted value.

                            SETTLEMENT PROVISIONS

    IMPORTANT TAX INFORMATION: THERE ARE CERTAIN RESTRICTIONS ON SECTION 403(b) TAX-SHELTERED ANNUITIES. AS OF DECEMBER 31, 1988, ALL SECTION 403(B) ANNUITIES HAVE LIMITS ON FULL AND PARTIAL SURRENDERS. CONTRIBUTIONS TO THE CONTRACT MADE AFTER DECEMBER 31, 1988 AND ANY INCREASES IN CASH VALUE AFTER DECEMBER 31,
1988 MAY NOT BE DISTRIBUTED UNLESS THE CONTRACT OWNER/EMPLOYEE HAS a) ATTAINED AGE 59 1/2, b) SEPARATED FROM SERVICE, c) DIED, d) BECOME DISABLED OR e) EXPERIENCED FINANCIAL HARDSHIP (CASH VALUE INCREASES MAY NOT BE DISTRIBUTED
FOR HARDSHIPS PRIOR TO AGE 59 1/2). DISTRIBUTIONS PRIOR TO AGE 59 1/2 DUE TO FINANCIAL HARDSHIP OR SEPARATION FROM SERVICE MAY STILL BE SUBJECT TO A
PENALTY TAX OF 10%. WE WILL NOT ASSUME ANY RESPONSIBILITY FOR DETERMINING WHETHER A WITHDRAWAL IS PERMISSIBLE, WITH OR WITHOUT TAX PENALTY, IN ANY PARTICULAR SITUATION; OR IN MONITORING WITHDRAWAL REQUESTS REGARDING PRE OR POST JANUARY 1, 1989 CONTRACT VALUES. ANY FULL OR PARTIAL SURRENDER DESCRIBED ABOVE MAY AFFECT THE CONTINUING TAX-QUALIFIED STATUS OF SOME CONTRACTS OR
PLANS AND MAY RESULT IN ADVERSE TAX CONSEQUENCES TO THE CONTRACT OWNER. THE CONTRACT OWNER, THEREFORE, SHOULD CONSULT WITH A TAX ADVISER BEFORE
UNDERTAKING ANY SUCH SURRENDER. (SEE "FEDERAL TAX CONSIDERATIONS")

    After termination of Contributions on behalf of a Participant prior to the selected Annuity Commencement Date for that Participant, you will have the following options:

  1. CONTINUE THE PARTICIPANT'S ACCOUNT UNDER THE CONTRACT. Under this option, when the selected Annuity Commencement Date arrives, payments will begin under the selected Annuity payment option. (See "Annuity payment options"). At any time in the interim, a Participant may Surrender his or her Participant Account for a lump sum cash settlement in accordance with
      3. below.

  2. TO PROVIDE ANNUITY PAYMENTS IMMEDIATELY. The values in a Participant's Account may be applied, subject to contractual provisions, to provide for Fixed or Variable Annuity payments, or a combination thereof, commencing immediately, under the selected Annuity payment option under the Contract. (See "Annuity payment options").

  3. TO SURRENDER THE PARTICIPANT'S ACCOUNT IN A SINGLE SUM. The amount received will be the value next computed after we receive a written Surrender request for complete Surrender at our Administrative Office, less any applicable Sales Charge, Annual Maintenance Fee and Premium Taxes. Payment will normally be made within seven days after we receive the written request.

  4. TO REQUEST A PARTIAL SURRENDER OF THE PARTICIPANT'S ACCOUNT. Partial Surrenders are taken from the Sub-Account(s) that you specify. If you do not specify the Sub-Account(s), we will take the amount out of all applicable Sub-Account(s) on a pro rata basis. We will deduct any applicable Sales Charges from the partial Surrender (see "Contract Charges").

  5. TO BEGIN MAKING MONTHLY, QUARTERLY, SEMI-ANNUAL OR ANNUAL WITHDRAWALS
      WHILE ALLOWING YOUR PARTICIPANT ACCOUNT TO REMAIN IN THE ACCUMULATION PERIOD. Your Participant Account remains subject to the Annual Maintenance Fee and any fluctuations in the investment results of the Sub-Accounts or any of the underlying investments. You may transfer the values of your Participant Account from one or more Sub-Accounts or the General Account option to any other Sub-Account, the General Account option or to any combination thereof, subject to certain restrictions (See "The Contracts"). For a more complete description of the restrictions and limitations of this Option, See "Systematic Withdrawal Option."

    CAN PAYMENT OF THE SURRENDER VALUE EVER BE POSTPONED BEYOND THE SEVEN-DAY PERIOD?

    Yes. It may be postponed whenever (a) the New York Stock Exchange is closed, except for holidays or weekends, or trading on the New York Stock Exchange is restricted as determined by the Securities and Exchange Commission;
(b) the Securities and Exchange Commission permits postponement and so orders; or (c) the Securities and Exchange Commission determines that an emergency exists making valuation of the amounts or disposal of securities not reasonably practicable.

    MAY I SURRENDER ONCE ANNUITY PAYMENTS HAVE STARTED?

    Except with respect to Annuity payment option 5 (on a variable basis), once Annuity payments have commenced for an Annuitant, no Surrender of the Annuity benefit can be made for the purpose of receiving a partial withdrawal or a lump sum settlement. Any Surrender out of Annuity payment option 5 will be subject to applicable Sales Charges.

    HOW DO I ELECT AN ANNUITY COMMENCEMENT DATE AND ANNUITY PAYMENT OPTION?

    A Participant selects an Annuity Commencement Date (usually between the Participant's 50th birthday and the date on which the Participant attains age 70 1/2 ) and an Annuity payment option. The Annuity Commencement Date may be any day of any month before or including the month of a Participant's 75th birthday, or an earlier date if prescribed by applicable law.

    The Annuity Commencement Date and/or the Annuity payment option may be changed from time to time, but any such change must be made at least 30 days prior to the date on which Annuity payments are scheduled to begin. Annuity payments will normally be made on the first business day of each month or another mutually agreed upon business day.

    The contract contains five Annuity payment options that may be selected on either a Fixed or Variable Annuity basis, or a combination thereof. If a Participant does not elect otherwise, we reserve the right to begin Annuity payments at age 65 under Option 2 with 120 monthly payments certain. Annuity payments will depend on the investment allocation of your Participant Account in effect on the Annuity Commencement Date. However, unless required by applicable law, we will not assume responsibility in determining or monitoring any required minimum distributions. (See "Federal Tax Consequences").

    WHAT IS THE MINIMUM AMOUNT THAT I MAY SELECT FOR AN ANNUITY PAYMENT?

    The minimum Annuity payment is $20. No election may be made which results in a first payment of less than $20. If at any time Annuity payments are or become less than $20, we have the right to change the frequency of payment to intervals that will result in payments of at least $20.

    HOW ARE CONTRIBUTIONS MADE TO ESTABLISH AN ANNUITY ACCOUNT?

    During the Annuity Period, Contract values are applied to establish Annuitant's Accounts under the Contracts to provide Fixed or Variable Annuity payments.

    CAN A CONTRACT BE SUSPENDED BY A CONTRACT OWNER?

    A Contract may be suspended by the Contract Owner by giving us written notice at least 90 days before the effective date of the suspension at our Administrative Office. A Contract will be suspended automatically on its anniversary if the Contract Owner fails to assent to any modification of a Contract. (See "Can a Contract be modified?"). In this context, such modifications would have become effective on or before that anniversary.

    Upon suspension, we will continue to accept Contributions, subject to the terms of the Contract, as such terms are applicable to Participant's Accounts under the Contracts prior to such suspension. However, no Contributions will be accepted on behalf of any new Participant Accounts. Annuitants at the time of any suspension will continue to receive their Annuity payments. The suspension of a Contract will not preclude a Contract Owner from applying existing Participant's Accounts to the purchase of Fixed or Variable Annuity benefits.

ANNUITY PAYMENT OPTIONS:

    OPTION 1: LIFE ANNUITY where we make monthly Annuity payments for as long as the Annuitant lives.

- Payments under this option stop with the last monthly payment preceding the death of the Annuitant, even if the Annuitant dies after one payment. This option offers the maximum level of monthly payments of any of the other life annuity options (Options 2-4) since there is no guarantee of a minimum number of payments nor a provision for a death benefit payable to a Beneficiary.

    OPTION 2: LIFE ANNUITY WITH 120, 180 OR 240 MONTHLY PAYMENTS CERTAIN where we make monthly payments for the life of the Annuitant with the provision that payments will be made for a minimum of 120, 180 or 240 months, as elected. If, at the death of the Annuitant, payments have been made for less than the minimum elected number of months, then any remaining guaranteed monthly payments will be paid to the Beneficiary unless other provisions have been made and approved by us.

    OPTION 3: UNIT REFUND LIFE ANNUITY where we make monthly payments during the life of the Annuitant terminating with the last payment due prior to the death of the Annuitant, except that an additional payment will be made to the Beneficiary if (a) below exceeds (b) below:

                                            total amount applied under the option
(a)  =                                        at the Annuity Commencement Date
          ----------------------------------------------------------------------------------------------------------
                                     Annuity Unit value at the Annuity Commencement Date

(b)  =       number of Annuity Units represented by each      x        number of monthly Annuity payments made
                    monthly Annuity payment made

    The amount of the additional payments is determined by multiplying the excess, if any, by the Annuity Unit value as of the date we receive Due Proof of Death.

    OPTION 4: JOINT AND LAST SURVIVOR ANNUITY where we make monthly payments during the joint lifetime of the Annuitant and a designated individual (called the joint Annuitant) and then throughout the remaining lifetime of the survivor, ending with the last payment prior to the death of the survivor.

- When the Annuity is purchased, the Annuitant elects what percentage (50%, 66 2/3%, or 100%) of the monthly Annuity payment will continue to be paid to the survivor.

- Under this Option 4, it would be possible for an Annuitant and joint Annuitant to receive only one payment in the event of the common or simultaneous death of the Annuitant and joint Annuitant prior to the due date for the second payment.

    OPTION 5: PAYMENTS FOR A DESIGNATED PERIOD where we agree to make monthly payments for the number of years selected. Under the Contracts, the minimum number of years is five. In the event of the Annuitant's death prior to the end of the designated period, the present value of any then remaining payments will be paid in one sum to the Beneficiary unless other provisions have been made and approved by us.

- Option 5 does not involve life contingencies and does not provide any mortality guarantee.

    Surrenders are subject to the limitations set forth in the Contract and any applicable Sales Charges. (See "Contract Charges").

    UNDER ANY OF THE ANNUITY PAYMENT OPTIONS ABOVE, EXCEPT OPTION 5 (ON A VARIABLE BASIS), NO SURRENDERS ARE PERMITTED BY THE ANNUITANT AFTER ANNUITY PAYMENTS COMMENCE.

    OPTIONS 2 AND 5 ARE AVAILABLE ONLY IF THE GUARANTEED ANNUITY PAYMENT PERIOD IS LESS THAN THE LIFE EXPECTANCY OF THE ANNUITANT, OR THE JOINT LIFE EXPECTANCY OF THE ANNUITANT AND THEIR JOINT ANNUITANT AT THE TIME THE OPTION BECOMES EFFECTIVE. SUCH LIFE EXPECTANCY SHALL BE COMPUTED ON THE BASIS OF THE MORTALITY TABLE PRESCRIBED BY THE IRS OR, IF NONE IS PRESCRIBED, THE MORTALITY TABLE THEN IN USE BY US.

    WE MAY OFFER OTHER ANNUITY PAYMENT OPTIONS FROM TIME TO TIME.

SYSTEMATIC WITHDRAWAL OPTION

    If permitted by IRS regulations and the terms of the Employer's plan, a Participant can make withdrawals while allowing his or her Participant Account to remain in the Accumulation Period under the Contract. Eligibility under this provision is limited to Participants who have terminated their employment with the Employer and who have a minimum Individual Account balance of $10,000 at the time they elect the Systematic Withdrawal Option ("SWO"). The maximum payment amount is 1.5% monthly, 4.5% quarterly, 9.0% semi-annually or 18.0% annually of the value of the Participant's Account at the time the SWO is elected. Payments are limited to 18.0% of the Participant's Account annually. The minimum payment amount is $100. SWO payments generally are taxable as ordinary income and, if made prior to age 59 1/2, an IRS tax penalty may apply. Any Sales Charge otherwise applicable is waived on SWO payments.

    Participants elect the specific dollar amount to be withdrawn, the frequency of payments (monthly, quarterly, semi-annually or annually) and the duration of payments (either a fixed number of payments or until the Participant's Account is depleted). The duration of payments may not extend beyond the Participant's life expectancy as of the beginning date of SWO payments or the joint and last survivor life expectancy of the Participant and the Participant's Beneficiary. Participants may not elect the SWO if there is an outstanding loan amount.

    A Participant can change the terms of a SWO as often as four times in each calendar year, can terminate the SWO at any time, and can elect one of the five available Annuity options or a partial or full lump sum withdrawal. If a partial or full lump sum withdrawal is elected within 12 months of a SWO payment, the contingent deferred sales charge that was previously waived, if any, will be deducted from the Participant's Account upon withdrawal. SWO payments will be deducted on a pro rata basis from the General Account option and each Sub-Account to which the Participant's Account is allocated.

    We are not responsible for determining a withdrawal amount that satisfies the minimum distribution requirements under the Code. Participants may be required to change their SWO payment amount to comply with the minimum distribution requirements. Participants should consult a tax adviser to determine whether the amount of their SWO payments meets IRS minimum distribution requirements. For a discussion of the minimum distribution requirements applicable to Participants over age 70 1/2 see, "Federal Tax Considerations."

    The SWO may only be elected pursuant to an election on a form provided by us. Election of the SWO does not affect Participants' other rights under the Contracts.

    HOW ARE VARIABLE ANNUITY PAYMENTS DETERMINED?

    The value of the Annuity Unit for each Sub-Account in the Separate Account for any day is determined by multiplying the value for the preceding day by the product of (1) the Net Investment Factor (see "How do I know what my Participant Account is worth?") for the day for which the Annuity Unit value is being calculated, and (2) a factor to neutralize the assumed net investment rate discussed below.

    The value of the Contract is determined as the product of the value of the Accumulation Unit credited to each Sub-Account no earlier than the close of business on the fifth business day preceding the date the first Annuity payment is due and the number of Accumulation Units credited to each Sub-Account as of the date the Annuity is to commence.

    The first monthly payment varies according to the Annuity payment option selected. The Contract cites Annuity tables derived from the 1983a Individual Annuitant Mortality Table with an assumed interest rate ("A.I.R.") of 4.00% per annum. The total first monthly Annuity payment is determined by multiplying the value (expressed in thousands of dollars) of a Sub-Account (less any applicable Premium Taxes) by the amount of the first monthly payment per $1,000 of value obtained from the tables in the contracts. With respect to Fixed Annuities only, the current rate will be applied if it is higher than the rate under the tables in the Contract.

    Level Annuity payments would be provided if the net investment rate remained constant and equal to the A.I.R. In fact, payments will vary up or down in the proportion that the net investment rate varies up or down from the A.I.R. A higher A.I.R. may produce a higher initial payment but more slowly rising and more rapidly falling subsequent payments than would a lower interest rate assumption.

    The amount of the first monthly Annuity payment, determined as described above, is divided by the value of an Annuity Unit for the appropriate Sub-Account not later than the fifth business day preceding the day on which the payment is due in order to determine the number of Annuity Units represented by the first payment. This number of

Annuity Units remains fixed during the Annuity Period, and in each subsequent month the dollar amount of the Annuity payment is determined by multiplying this fixed number of Annuity Units by the then current Annuity Unit value.

    The Annuity payments will be made on the date selected. The Annuity Unit value used in calculating the amount of the Annuity payments will be based on an Annuity Unit value determined as of the close of business on a day not more than the fifth business day preceding the date of the Annuity payment.

    Here is an example of how a Variable Annuity is determined:

                      ILLUSTRATION OF ANNUITY PAYMENTS:
           (UNISEX) AGE 65, LIFE ANNUITY WITH 120 PAYMENTS CERTAIN

 A.   Net amount applied.........................................................................   $  139,782.50
 B.   Initial monthly income per $1,000 of payment applied.......................................            6.13
 C.   Initial monthly payment (A x B / 1,000)....................................................   $      856.87
 D.   Annuity Unit Value.........................................................................           3.125
 E.   Number of monthly annuity units (C / D)....................................................         274.198
 F.   Assume annuity unit value for second month equal to........................................           2.897
 G.   Second monthly payment (F x E).............................................................   $      794.35
 H.   Assume annuity unit value for third month equal to.........................................           3.415
 I.   Third month payment (H x E)................................................................   $      936.39

    The above figures are simply to illustrate the calculation of a Variable Annuity and have no bearing on the actual historical record of any Separate Account.

                          FEDERAL TAX CONSIDERATIONS

    WHAT ARE SOME OF THE FEDERAL TAX CONSEQUENCES WHICH AFFECT THESE CONTRACTS?

A. GENERAL

    Since the federal tax law is complex, the tax consequences of purchasing this contract will vary depending on your situation. You may need tax or legal advice to help you determine whether purchasing this contract is right for you.

    Our general discussion of the tax treatment of this contract is based on our understanding of federal income tax laws as they are currently interpreted. A detailed description of all federal income tax consequences regarding the purchase of this contract cannot be made in the prospectus. We also do not discuss state, municipal or other tax laws that may apply to this contract. For detailed information, you should consult with a qualified tax adviser familiar with your situation.

B. TAXATION OF HARTFORD AND THE SEPARATE ACCOUNT

    The Separate Account is taxed as part of Hartford which is taxed as a life insurance company under Subchapter L of Chapter 1 of the Code. Accordingly, the Separate Account will not be taxed as a "regulated investment company" under Subchapter M of Chapter 1 of the Code. Investment income and any realized capital gains on assets of the Separate Account are reinvested and taken into account in determining the value of the Accumulation and Annuity Units. (See "How do I know what my Participant Account is worth?"). As a result, such investment income and realized capital gains are automatically applied to increase reserves under the Contract.

    Currently, no taxes are due on interest, dividends and short-term or long-term capital gain earned by the Separate Account with respect to the Contracts. Hartford is entitled to certain tax benefits related to the investment of company assets, including assets of the Separate Account. These tax benefits, which may include the foreign tax credit and the corporate dividends received deduction, are not passed back to you since Hartford is the owner of the assets from which the tax benefits are derived.

C. DIVERSIFICATION OF THE SEPARATE ACCOUNT

    The Code requires that investments supporting your Contract be adequately diversified. Code Section 817(h) provides that a variable annuity contract will not be treated as an annuity contract for any period during which the investments made by the separate account or underlying fund are not adequately diversified. If a contract is not treated as an annuity contract, the contract owner will be subject to income tax on annual increases in cash value.

    The Treasury Department's diversification regulations under Code Section 817(h) require, among other things, that:

    - no more than 55% of the value of the total assets of the segregated asset account underlying a variable contract is represented by any one investment,

    - no more than 70% is represented by any two investments,

    - no more than 80% is represented by any three investments and

    - no more than 90% is represented by any four investments.

    In determining whether the diversification standards are met, all securities of the same issuer, all interests in the same real property project, and all interests in the same commodity are each treated as a single investment. In the case of government securities, each government agency or instrumentality is treated as a separate issuer.

    A separate account must be in compliance with the diversification standards on the last day of each calendar quarter or within 30 days after the quarter ends. If an insurance company inadvertently fails to meet the diversification requirements, the company may still comply within a reasonable period and avoid the taxation of contract income on an ongoing basis. However, either the insurer or the contract owner must agree to pay the tax due for the period during which the diversification requirements were not met.

D. TAX OWNERSHIP OF THE ASSETS IN THE SEPARATE ACCOUNT

    In order for a variable annuity contract to qualify for tax income deferral, assets in the separate account supporting the contract must be considered to be owned by the insurance company, and not by the contract owner, for tax purposes. The IRS has stated in published rulings that a variable contract owner will be considered the "owner" of separate account assets for income tax purposes if the contract owner possesses sufficient incidents of ownership in those assets, such as the ability to exercise investment control over the assets. In circumstances where the variable contract owner is treated as the "tax owner" of certain separate account assets, income and gain from such assets would be includable in the variable contract owner's gross income. The Treasury Department indicated in 1986 that, in regulations or revenue rulings under Code Section 817(d) (relating to the definition of a variable contract), it would provide guidance on the extent to which contract owners may direct their investments to particular sub-accounts without being treated as tax owners of the underlying shares. Although no such regulations have been issued to date, the IRS has issued a number of rulings that indicate that this issue remains subject to a facts and circumstances test for both variable annuity and variable life insurance contracts.

    For instance, the IRS in Rev. Rul. 2003-92 reiterated its position in prior rulings that, where shares in a fund offered in an insurer's separate account are not available exclusively through the purchase of a variable insurance contract (e.g., where such shares can be purchased directly by the general public or others without going through such a variable contract), such "public availability" means that such shares should be treated as owned directly by the contract owner (and not by the insurer) for tax purposes, as if such contract owner had chosen instead to purchase such shares directly (without going through the variable contract). None of the shares or other interests in the fund choices offered in our Separate Account for your Contract are available for purchase except through an insurer's variable contracts or by other permitted entities.

    The IRS in Rev. Rul. 2003-91 also indicated that an insurer could provide as many as 20 fund choices for its variable contract owners (each with a general investment strategy, e.g., a small company stock fund or a special industry fund) under certain circumstances, without causing such a contract owner to be treated as the tax owner of any of the underlying fund assets. The ruling does not specify the number of fund options, if any, that might prevent a variable contract owner from receiving favorable tax treatment. As a result, we believe that any owner of a Contract also should receive the same favorable tax treatment. However, there is necessarily some uncertainty here as long as the IRS continues to use a facts and circumstances test for investor control and other tax ownership issues. Therefore, we reserve the right to modify the Contract as necessary to prevent you from being treated as the tax owner of any underlying assets.

E. NON-NATURAL PERSONS AS OWNERS

    Pursuant to Code Section 72(u), an annuity contract held by a taxpayer other than a natural person generally is not treated as an annuity contract under the Code. Instead, such a non-natural Contract Owner generally could be required to include in gross income currently for each taxable year the excess of (a) the sum of the Contract Value as of the close of the taxable year and all previous distributions under the Contract over (b) the sum of net premiums paid for the taxable year and any prior taxable year and the amount includable in gross income for any prior taxable year with respect to the Contract under
Section 72(u). However, Section 72(u) does not apply to:

    - A contract the nominal owner of which is a non-natural person but the beneficial owner of which is a natural person (e.g., where the non-natural owner holds the contract as an agent for the natural person),

    - A contract acquired by the estate of a decedent by reason of such decedent's death,

    - Certain contracts acquired with respect to tax-qualified retirement arrangements,

    - Certain contracts held in structured settlement arrangements that may qualify under Code Section 130, or

    - A single premium immediate annuity contract under Code Section 72(u)(4), which provides for substantially equal periodic payments and an annuity starting date that is no later than 1 year from the date of the contract's purchase.

    A non-natural Contract Owner that is a tax-exempt entity for federal tax purposes (e.g., a tax-qualified retirement trust or a Charitable Remainder Trust) generally would not be subject to federal income tax as a result of such current gross income under Code Section 72(u). However, such a tax-exempt entity, or any annuity contract that it holds, may need to satisfy certain tax requirements in order to maintain its qualification for such favorable tax treatment. See, e.g., IRS Tech. Adv. Memo. 9825001 for certain Charitable Remainder Trusts.

    Pursuant to Code Section 72(s), if the Contract Owner is a non-natural person, the primary annuitant is treated as the "holder" in applying the required distribution rules described below. These rules require that certain distributions be made upon the death of a "holder." In addition, for a non-natural owner, a change in the primary annuitant is treated as the death of the "holder." However, the provisions of Code Section 72(s) do not apply to certain contracts held in tax-qualified retirement arrangements or structured settlement arrangements.

F. ANNUITY PURCHASES BY NONRESIDENT ALIENS AND FOREIGN CORPORATIONS

    The discussion above provides general information regarding U.S. federal income tax consequences to annuity purchasers that are U.S. citizens or residents. Purchasers that are not U.S. citizens or residents will generally be subject to U.S. federal income tax and withholding on taxable annuity distributions at a 30% rate, unless a lower treaty rate applies and any required tax forms are submitted to Hartford. If withholding applies, we are required to withhold tax at the 30% rate, or a lower treaty rate if applicable, and remit it to the IRS. In addition, purchasers may be subject to state premium tax, other state and/or municipal taxes, and taxes that may be imposed by the purchaser's country of citizenship or residence. Prospective purchasers are advised to consult with a qualified tax adviser regarding U.S., state, and foreign taxation with respect to an annuity purchase.

G. GENERATION SKIPPING TRANSFER TAX

    Under certain circumstances, the Code may impose a "generation skipping transfer tax" when all or part of an annuity contract is transferred to, or a death benefit is paid to, an individual two or more generations younger than the owner. Regulations issued under the Code may require Hartford to deduct the tax from your Contract, or from any applicable payment, and pay it directly to the IRS.

    INFORMATION REGARDING TAX-QUALIFIED RETIREMENT PLANS

    This summary does not attempt to provide more than general information about the federal income tax rules associated with use of a Contract by a tax-qualified retirement plan. State income tax rules applicable to tax-qualified retirement plans often differ from federal income tax rules, and this summary does not describe any of these differences. Because of the complexity of the tax rules, owners, participants and beneficiaries are encouraged to consult their own tax advisors as to specific tax consequences.

    The Contracts are available to a variety of tax-qualified retirement plans and arrangements (a "Qualified Plan" or "Plan"). Tax restrictions and consequences for Contracts, accounts under each type of Qualified Plan differ from each other and from those for Non-Qualified Contracts. In addition, individual Qualified Plans may have terms and conditions that impose additional rules. Therefore, no attempt is made herein to provide more than general information about the use of the Contract with the various types of Qualified Plans. Participants under such Qualified Plans, as well as Contract Owners, annuitants and beneficiaries, are cautioned that the rights of any person to any benefits under such Qualified Plans may be subject to terms and conditions of the Plans themselves or limited by applicable law, regardless of the terms and conditions of the Contract issued in connection therewith. Qualified Plans generally provide for the tax deferral of income regardless of whether the Qualified Plan invests in an annuity or other investment. You should consider whether the Contract is a suitable investment if you are investing through a Qualified Plan.

    THE FOLLOWING IS ONLY A GENERAL DISCUSSION ABOUT TYPES OF QUALIFIED PLANS FOR WHICH THE CONTRACTS MAY BE AVAILABLE. WE ARE NOT THE PLAN ADMINISTRATOR FOR ANY QUALIFIED PLAN. THE PLAN ADMINISTRATOR OR CUSTODIAN, WHICHEVER IS APPLICABLE, (BUT NOT US) IS RESPONSIBLE FOR ALL PLAN ADMINISTRATIVE DUTIES INCLUDING, BUT NOT LIMITED TO, NOTIFICATION OF DISTRIBUTION OPTIONS, DISBURSEMENT OF PLAN BENEFITS, HANDLING ANY PROCESSING AND ADMINISTRATION OF QUALIFIED PLAN LOANS, COMPLIANCE REGULATORY REQUIREMENTS AND FEDERAL AND STATE TAX REPORTING OF INCOME/DISTRIBUTIONS FROM THE PLAN TO PLAN PARTICIPANTS AND, IF APPLICABLE, BENEFICIARIES OF PLAN PARTICIPANTS AND IRA CONTRIBUTIONS FROM PLAN PARTICIPANTS. OUR ADMINISTRATIVE DUTIES ARE LIMITED TO ADMINISTRATION OF THE CONTRACT AND ANY DISBURSEMENTS OF ANY CONTRACT BENEFITS TO THE OWNER, ANNUITANT OR BENEFICIARY OF THE CONTRACT, AS APPLICABLE. OUR TAX REPORTING RESPONSIBILITY IS LIMITED TO FEDERAL AND STATE TAX REPORTING OF INCOME/DISTRIBUTIONS TO THE APPLICABLE PAYEE AND IRA CONTRIBUTIONS FROM THE OWNER OF A CONTRACT, AS RECORDED ON OUR BOOKS AND RECORDS. IF YOU ARE PURCHASING A QUALIFIED CONTRACT, YOU SHOULD CONSULT WITH YOUR PLAN ADMINISTRATOR AND/OR A QUALIFIED TAX ADVISER. YOU ALSO SHOULD CONSULT WITH A QUALIFIED TAX ADVISER AND/OR PLAN ADMINISTRATOR BEFORE YOU WITHDRAW ANY PORTION OF YOUR CONTRACT VALUE.

    The tax rules applicable to Qualified Contracts and Qualified Plans, including restrictions on contributions and distributions, taxation of distributions and tax penalties, vary according to the type of Qualified Plan, as well as the terms and conditions of the Plan itself. Various tax penalties may apply to contributions in excess of specified limits, plan distributions (including loans) that do not comply with specified limits, and certain other transactions relating to such Plans. Accordingly, this summary provides only general information about the tax rules associated with use of a Qualified Contract in such a Qualified Plan. In addition, some Qualified Plans are subject to distribution and other requirements that are not incorporated into our administrative procedures. Owners, participants, and beneficiaries are responsible for determining that contributions, distributions and other transactions comply with applicable tax (and non-tax) law. Because of the complexity of these rules, Owners, participants and beneficiaries are advised to consult with a qualified tax adviser as to specific tax consequences.

    We do not currently offer the Contracts in connection with all of the types of Qualified Plans discussed below, and may not offer the Contracts for all types of Qualified Plans in the future.

1. INDIVIDUAL RETIREMENT ANNUITIES ("IRAS").

    In addition to "traditional" IRAs governed by Code Sections 408(a) and (b) ("Traditional IRAs"), there are Roth IRAs governed by Code Section 408A, SEP IRAs governed by Code Section 408(k), and SIMPLE IRAs governed by Code Section 408(p). Also, Qualified Plans under Code Section 401, 403(b) or 457(b) that include after-tax employee contributions may be treated as deemed IRAs subject to the same rules and limitations as Traditional IRAs. Contributions to each of these types of IRAs are subject to differing limitations. The following is a very general description of each type of IRA for which a Contract is available.

    (A)  TRADITIONAL IRAS

        Traditional IRAs are subject to limits on the amounts that may be contributed each year (which contribution limits are scheduled to increase over the next several years), the persons who may be eligible, and the time when minimum distributions must begin. Depending upon the circumstances of the individual, contributions to a Traditional IRA may be made on a deductible or non-deductible basis. Failure to make required minimum distributions ("RMDs") when the Owner reaches age 70 1/2 or dies, as described below, may result in imposition of a 50% penalty tax on any excess of the RMD amount over the amount actually distributed. In addition, any amount received before the Owner reaches age 59 1/2 or dies is subject to a 10% penalty tax on premature distributions, unless a special exception applies, as described below. Under Code Section 408(e), an IRA may not be used for borrowing (or as security for any loan) or in certain prohibited transactions, and such a transaction could lead to the complete tax disqualification of an IRA.

        You (or your surviving spouse if you die) may rollover funds tax-free from certain existing Qualified Plans (such as proceeds from existing insurance contracts, annuity contracts or securities) into your Traditional IRA under certain circumstances, as indicated below. However, mandatory tax withholding of 20% may apply to any eligible rollover distribution from certain types of Qualified Plan if the distribution is not transferred directly to your Traditional IRA.

        IRAs generally may not invest in life insurance contracts. However, an annuity contract that is used as an IRA may provide a death benefit that equals the greater of the premiums paid or the contract's cash value. The Contract offers an enhanced death benefit that may exceed the greater of the Contract Value or total premium payments. The tax rules are unclear as to what extent an IRA can provide a death benefit that exceeds the greater of the IRA's cash value or the sum of the premiums paid and other contributions into the IRA. Please note that the IRA rider for the Contract has provisions that are designed to maintain the Contract's tax qualification as an IRA, and therefore could limit certain benefits under the Contract (including endorsement, rider or option benefits) to maintain the Contract's tax qualification.

    (B)  SEP IRAS

        Code Section 408(k) provides for a Traditional IRA in the form of an employer-sponsored defined contribution plan known as a Simplified Employee Pension ("SEP") or a SEP IRA. A SEP IRA can have employer, employee and salary reduction contributions, as well as higher overall contribution limits than a Traditional IRA, but a SEP is also subject to special tax-qualification requirements (e.g., on participation, nondiscrimination and withdrawals) and sanctions. Otherwise, a SEP IRA is generally subject to the same tax rules as for a Traditional IRA, which are described above. Please note that the IRA rider for the Contract has provisions that are designed to maintain the Contract's tax qualification as an IRA, and therefore could limit certain benefits under the Contract (including endorsement, rider or option benefits) to maintain the Contract's tax qualification.

    (C)  SIMPLE IRAs

        The Savings Incentive Match Plan for Employees of Small Employers ("SIMPLE Plan") is a form of an employer-sponsored Qualified Plan that provides IRA benefits for the participating employees ("SIMPLE IRAs"). Depending upon the SIMPLE Plan, employers may make plan contributions into a SIMPLE IRA established by each eligible participant. Like a Traditional IRA, a SIMPLE IRA is subject to the 50% penalty tax for failure to make a full RMD, and to the 10% penalty tax on premature distributions, as described below. In addition, the 10% penalty tax is increased to 25% for amounts received during the 2-year period beginning on the date you first participated in a qualified salary reduction arrangement pursuant to a SIMPLE Plan maintained by your employer under Code Section 408(p)(2). Contributions to a SIMPLE IRA may be either salary deferral contributions or employer contributions, and these are subject to different tax limits from those for a Traditional IRA. Please note that the SIMPLE IRA rider for the Contract has provisions that are designed to maintain the Contract's tax qualification as an SIMPLE IRA, and therefore could limit certain benefits under the Contract (including endorsement, rider or option benefits) to maintain the Contract's tax qualification.

        A SIMPLE Plan may designate a single financial institution (a Designated Financial Institution) as the initial trustee, custodian or issuer (in the case of an annuity contract) of the SIMPLE IRA set up for each eligible participant. However, any such Plan also must allow each eligible participant to have the balance in his SIMPLE IRA held by the Designated Financial Institution transferred without cost or penalty to a SIMPLE IRA maintained by a different financial institution. Absent a Designated Financial Institution, each eligible participant must select the financial institution to hold his SIMPLE IRA, and notify his employer of this selection.

        If we do not serve as the Designated Financial Institution for your employer's SIMPLE Plan, for you to use one of our Contracts as a SIMPLE IRA, you need to provide your employer with appropriate notification of such a selection under the SIMPLE Plan. If you choose, you may arrange for a qualifying transfer of any amounts currently held in another SIMPLE IRA for your benefit to your SIMPLE IRA with us.

    (D)  ROTH IRAs

        Code Section 408A permits eligible individuals to establish a Roth IRA. Contributions to a Roth IRA are not deductible, but withdrawals of amounts contributed and the earnings thereon that meet certain requirements are not subject to federal income tax. In general, Roth IRAs are subject to limitations on the amounts that may be contributed by the persons who may be eligible to contribute, certain Traditional IRA restrictions, and certain RMD rules on the death of the Contract Owner. Unlike a Traditional IRA, Roth IRAs are not subject to RMD rules during the Contract Owner's lifetime. Generally, however, upon the Owner's death the amount remaining in a Roth IRA must be distributed by the end of the fifth year after such death or distributed over the life expectancy of a designated beneficiary. The Owner of a Traditional IRA may convert a Traditional IRA into a Roth IRA under certain circumstances. The conversion of a Traditional IRA to a Roth IRA will subject the fair market value of the converted Traditional IRA to federal income tax. In addition to the amount held in the converted Traditional IRA, the fair market value may include the value of additional benefits provided by the annuity contract on the date of conversion, based on reasonable actuarial assumptions. Tax-free rollovers from a Roth IRA can be made only to another Roth IRA and under limited circumstances, as indicated below. Anyone considering the purchase of a Qualified Contract as a Roth IRA or a "conversion" Roth IRA should consult with a qualified tax adviser. Please note that the Roth IRA rider for the Contract has provisions that are designed to maintain the Contract's tax qualification as a Roth IRA, and therefore could limit certain benefits under the Contract (including endorsement, rider or option benefits) to maintain the Contract's tax qualification.

2. QUALIFIED PENSION OR PROFIT-SHARING PLAN OR SECTION 401(k) PLAN

    Provisions of the Code permit eligible employers to establish a tax-qualified pension or profit sharing plan (described in Section 401(a), and Section 401(k) if applicable, and exempt from taxation under Section 501(a)). Such a Plan is subject to limitations on the amounts that may be contributed, the persons who may be eligible to participate, the amounts of "incidental" death benefits, and the time when RMDs must commence. In addition, a Plan's provision of incidental benefits may result in currently taxable income to the participant for some or all of such benefits. Amounts may be rolled over tax-free from a Qualified Plan to another Qualified Plan under certain circumstances, as described below. Anyone considering the use of a Qualified Contract in connection with such a Qualified Plan should seek competent tax and other legal advice.

    In particular, please note that these tax rules provide for limits on death benefits provided by a Qualified Plan (to keep such death benefits "incidental" to qualified retirement benefits), and a Qualified Plan (or a Qualified Contract) often contains provisions that effectively limit such death benefits to preserve the tax qualification of the Qualified Plan (or Qualified Contract). In addition, various tax-qualification rules for Qualified Plans specifically limit increases in benefit once RMDs begin, and Qualified Contracts are subject to such limits. As a result, the amounts of certain benefits that can be provided by any option under a Qualified Contract may be limited by the provisions of the Qualified Contract or governing Qualified Plan that are designed to preserve its tax qualification.

3. TAX SHELTERED ANNUITY UNDER SECTION 403(B) ("TSA")

    Code Section 403(b) permits public school employees and employees of certain types of charitable, educational and scientific organizations described in Code Section 501(c)(3) to purchase a "tax-sheltered annuity" contract ("TSA") and, subject to certain limitations, exclude employer contributions to a TSA from such an employee's gross income. Generally, such contributions may not exceed the lesser of an annual dollar limit (e.g., $44,000 in 2006) or 100% of the employee's "includable compensation" for his most recent full year of service, subject to other adjustments. Special provisions may allow certain employees to elect a different overall limitation.

    A TSA is subject to a prohibition against distributions from the TSA attributable to contributions made pursuant to a salary reduction agreement, unless such distribution is made:

     a.  after the employee reaches age 59 1/2;

     b.  upon the employee's separation from service;

     c.  upon the employee's death or disability; or

     d. in the case of hardship (and in the case of hardship, any income attributable to such contributions may not be distributed).

    Please note that the TSA rider for the Contract has provisions that are designed to maintain the Contract's tax qualification as a TSA, and therefore could limit certain benefits under the Contract (including endorsement, rider or option benefits) to maintain the Contract's tax qualification. In particular, please note that tax rules provide for limits on death benefits provided by a Qualified Plan (to keep such death benefits "incidental" to qualified retirement benefits), and a Qualified Plan (or a Qualified Contract) often contains provisions that effectively limit such death benefits to preserve the tax qualification of the Qualified Plan (or Qualified Contract). In addition, various tax-qualification rules for Qualified Plans specifically limit increases in benefits once RMDs begin, and Qualified Contracts are subject to such limits. As a result, the amounts of certain benefits that can be provided by any option under a Qualified Contract may be limited by the provisions of the Qualified Contract or governing Qualified Plan that are designed to preserve its tax qualification.

    Amounts may be rolled over tax-free from a TSA to another TSA or Qualified Plan (or from a Qualified Plan to a TSA) under certain circumstances, as described below.

4. DEFERRED COMPENSATION PLANS UNDER SECTION 457 ("SECTION 457 PLANS")

    Certain governmental employers, or tax-exempt employers other than a governmental entity, can establish a Deferred Compensation Plan under Code
Section 457. For these purposes, a "governmental employer" is a State, a political subdivision of a State, or an agency or an instrumentality of a State or political subdivision of a State. A Deferred Compensation Plan that meets the requirements of Code Section 457(b) is called an "Eligible Deferred Compensation Plan" or "Section 457(b) Plan." Code Section 457(b) limits the amount of contributions that can be made to an Eligible Deferred Compensation Plan on behalf of a participant. In addition, under Code Section 457(d) a
Section 457(b) Plan may not make amounts available for distribution to participants or beneficiaries before (1) the calendar year in which the participant attains age 70 1/2, (2) the participant has a severance from employment (including death), or (3) the participant is faced with an unforeseeable emergency (as determined in accordance with regulations).

    All of the assets and income of an Eligible Deferred Compensation Plan for a governmental employer must be held in trust for the exclusive benefit of participants and their beneficiaries. This trust requirement does not apply to amounts under an Eligible Deferred Compensation Plan of a tax-exempt (non-governmental) employer. In addition, this trust requirement does not apply to amounts held under a Deferred Compensation Plan of a governmental employer that is not a Section 457(b) Plan. However, where the trust requirement does not apply, amounts held under a Section 457 Plan must remain subject to the claims of the employer's general creditors.

5. TAXATION OF AMOUNTS RECEIVED FROM QUALIFIED PLANS

    Except under certain circumstances in the case of Roth IRAs, amounts received from Qualified Contracts or Plans generally are taxed as ordinary income under Code Section 72, to the extent that they are not treated as a tax-free recovery of after-tax contributions or other "investment in the contract." For annuity payments and other amounts received after the Annuity Commencement Date from a Qualified Contract or Plan, the tax rules for determining what portion of each amount received represents a tax-free recovery of "investment in the contract" are generally the same as for Non-Qualified Contracts, as described above.

    For non-periodic amounts from certain Qualified Contracts or Plans, Code
Section 72(e)(8) provides special rules that generally treat a portion of each amount received as a tax-free recovery of the "investment in the contract," based on the ratio of the "investment in the contract" over the Contract Value at the time of distribution. However, in determining such a ratio, certain aggregation rules may apply and may vary, depending on the type of Qualified Contract or Plan. For instances, all Traditional IRAs owned by the same individual are generally aggregated for these purposes, but such an aggregation does not include any IRA inherited by such individual or any Roth IRA owned by such individual.

    In addition, penalty taxes, mandatory tax withholding or rollover rules may apply to amounts received from a Qualified Contract or Plan, as indicated below. Accordingly, you are advised to consult with a qualified tax adviser before taking or receiving any amount (including a loan) from a Qualified Contract or Plan.

6. PENALTY TAXES FOR QUALIFIED PLANS

    Unlike Non-Qualified Contracts, Qualified Contracts are subject to federal penalty taxes not just on premature distributions, but also on excess contributions and failures to make required minimum distributions ("RMDs"). Penalty taxes on excess contributions can vary by type of Qualified Plan and which person made the excess contribution (e.g., employer or an employee). The penalty taxes on premature distributions and failures to make timely RMDs are more uniform, and are described in more detail below.

    (A)  PENALTY TAXES ON PREMATURE DISTRIBUTIONS

        Code Section 72(t) imposes a penalty income tax equal to 10% of the taxable portion of a distribution from certain types of Qualified Plans that is made before the employee reaches age 59 1/2. However, this 10% penalty tax does not apply to a distribution that is either:

    - made to a beneficiary (or to the employee's estate) on or after the employee's death;

    - attributable to the employee's becoming disabled under Code Section 72(m)(7);

    - part of a series of substantially equal periodic payments (not less frequently than annually -- "SEPPs") made for the life (or life expectancy) of the employee or the joint lives (or joint life expectancies) of such employee and a designated beneficiary ("SEPP Exception"), and for certain Qualified Plans (other than IRAs) such a series must begin after the employee separates from service;

    - (except for IRAs) made to an employee after separation from service after reaching age 55; or

    - not greater than the amount allowable as a deduction to the employee for eligible medical expenses during the taxable year.

        In addition, the 10% penalty tax does not apply to a distribution from an IRA that is either:

    - made after separation from employment to an unemployed IRA owner for health insurance premiums, if certain conditions are met;

    - not in excess of the amount of certain qualifying higher education expenses, as defined by Code Section 72(t)(7); or

    - a qualified first-time home buyer and meets the requirements of Code
      Section 72(t)(8).

        If the taxpayer avoids this 10% penalty tax by qualifying for the SEPP Exception and later such series of payments is modified (other than by death or disability), the 10% penalty tax will be applied retroactively to all the prior periodic payments (i.e., penalty tax plus interest thereon), unless such modification is made after both (a) the employee has reached age 59 1/2 and (b) 5 years have elapsed since the first of these periodic payments.

        For any premature distribution from a SIMPLE IRA during the first 2 years that an individual participates in a salary reduction arrangement maintained by that individual's employer under a SIMPLE Plan, the 10% penalty tax rate is increased to 25%.

    (B)  RMDS AND 50% PENALTY TAX

        If the amount distributed from a Qualified Contract or Plan is less than the amount of the required minimum distribution ("RMD") for the year, the participant is subject to a 50% penalty tax on the amount that has not been timely distributed.

        An individual's interest in a Qualified Plan generally must be distributed, or begin to be distributed, not later than the Required Beginning Date. Generally, the Required Beginning Date is April 1 of the calendar year following the later of --

    - the calendar year in which the individual attains age 70 1/2, or

    - (except in the case of an IRA or a 5% owner, as defined in the Code) the calendar year in which a participant retires from service with the employer sponsoring a Qualified Plan that allows such a later Required Beginning Date.

        The entire interest of the individual must be distributed beginning no later than the Required Beginning Date over --

    - the life of the individual or the lives of the individual and a designated beneficiary (as specified in the Code), or

    - a period not extending beyond the life expectancy of the individual or the joint life expectancy of the individual and a designated beneficiary.

        If an individual dies before reaching the Required Beginning Date, the individual's entire interest generally must be distributed within 5 years after the individual's death. However, this RMD rule will be deemed satisfied if distributions begin before the close of the calendar year following the individual's death to a designated beneficiary and distribution is over the life of such designated beneficiary (or over a period not extending beyond the life expectancy of such beneficiary). If such beneficiary is the individual's surviving spouse, distributions may be delayed until the deceased individual would have attained age 70 1/2.

        If an individual dies after RMDs have begun for such individual, any remainder of the individual's interest generally must be distributed at least as rapidly as under the method of distribution in effect at the time of the individual's death.

        The RMD rules that apply while the Contract Owner is alive do not apply with respect to Roth IRAs. The RMD rules applicable after the death of the Owner apply to all Qualified Plans, including Roth IRAs. In addition, if the Owner of a Traditional or Roth IRA dies and the Owner's surviving spouse is the sole designated beneficiary, this surviving spouse may elect to treat the Traditional or Roth IRA as his or her own.

        The RMD amount for each year is determined generally by dividing the account balance by the applicable life expectancy. This account balance is generally based upon the account value as of the close of business on the last day of the previous calendar year. RMD incidental benefit rules also may require a larger annual RMD amount.

    RMDs also can be made in the form of annuity payments that satisfy the rules set forth in Regulations under the Code relating to RMDs.

        In addition, in computing any RMD amount based on a contract's account value, such account value must include the actuarial value of certain additional benefits provided by the contract. As a result, electing an optional benefit under a Qualified Contract may require the RMD amount for such Qualified Contract to be increased each year, and expose such additional RMD amount to the 50% penalty tax for RMDs if such additional RMD amount is not timely distributed.

7. TAX WITHHOLDING FOR QUALIFIED PLANS

    Distributions from a Qualified Contract or Qualified Plan generally are subject to federal income tax withholding requirements. These federal income tax withholding requirements, including any "elections out" and the rate at which withholding applies, generally are the same as for periodic and non-periodic distributions from a Non-Qualified Contract, as described above, except where the distribution is an "eligible rollover distribution" (described below in "ROLLOVER DISTRIBUTIONS"). In the latter case, tax withholding is mandatory at a rate of 20% of the taxable portion of the "eligible rollover distribution," to the extent it is not directly rolled over to an IRA or other Eligible Retirement Plan (described below in "ROLLOVER DISTRIBUTIONS"). Payees cannot elect out of this mandatory 20% withholding in the case of such an "eligible rollover distribution."

    Also, special withholding rules apply with respect to distributions from non-governmental Section 457(b) Plans, and to distributions made to individuals who are neither citizens nor resident aliens of the United States.

    Regardless of any "election out" (or any actual amount of tax actually withheld) on an amount received from a Qualified Contract or Plan, the payee is generally liable for any failure to pay the full amount of tax due on the includable portion of such amount received. A payee also may be required to pay penalties under estimated income tax rules, if the withholding and estimated tax payments are insufficient to satisfy the payee's total tax liability.

8. ROLLOVER DISTRIBUTIONS

    The current tax rules and limits for tax-free rollovers and transfers between Qualified Plans vary according to (1) the type of transferor Plan and transferee Plan, (2) whether the amount involved is transferred directly between Plan fiduciaries (a "direct transfer" or a "direct rollover") or is distributed first to a participant or beneficiary who then transfers that amount back into another eligible Plan within 60 days (a "60-day rollover"), and (3) whether the distribution is made to a participant, spouse or other beneficiary. Accordingly, we advise you to consult with a qualified tax adviser before receiving any amount from a Qualified Contract or Plan or attempting some form of rollover or transfer with a Qualified Contract or Plan.

    For instance, generally any amount can be transferred directly from one type of Qualified Plan (e.g., a TSA) to the same type of Plan for the benefit of the same individual, without limit (or federal income tax), if the transferee Plan is subject to the same kinds of restrictions as the transferor Plan (e.g., a TSA that is subject to the same kinds of salary reduction restrictions). Such a "direct transfer" between the same kind of Plan is generally not treated as any form of "distribution" out of such a Plan for federal income tax purposes.

    By contrast, an amount distributed from one type of Plan (e.g., a TSA) into a different type of Plan (e.g., a Traditional IRA) generally is treated as a "distribution" out of the first Plan for federal income tax purposes, and therefore to avoid being subject to such tax, such a distribution must qualify either as a "direct rollover" (made directly to another Plan fiduciary) or as a "60-day rollover." The tax restrictions and other rules for a "direct rollover" and a "60-day rollover" are similar in many ways, but if any "eligible rollover distribution" made from certain types of Qualified Plan is not transferred directly to another Plan fiduciary by a "direct rollover," then it is subject to mandatory 20% withholding, even if it is later contributed to that same Plan in a "60-day rollover" by the recipient.

    Under Code Sections 402(f)(2)(A) and 3405(c)(3) an "eligible rollover distribution" (which is both eligible for rollover treatment and subject to 20% mandatory withholding absent a "direct rollover") is generally any distribution to an employee of any portion (or all) of the balance to the employee's credit in any of the following types of "Eligible Retirement Plans": (1) a Qualified Plan under Code Section 401(a) ("Qualified 401(a) Plan"), (2) a qualified annuity plan under Code Section 403(a) ("Qualified Annuity Plan"), (3) a TSA under Code Section 403(b), or (4) a governmental Section 457(b) Plan. However, an "eligible rollover distribution" does not include any distribution that is either --

    - an RMD amount;

    - one of a series of substantially equal periodic payments (not less frequently than annually) made either (i) for the life (or life expectancy) of the employee or the joint lives (or joint life expectancies) of the employee and a designated beneficiary, or (ii) for a specified period of 10 years or more; or

    - any distribution made upon hardship of the employee.

    Before making an "eligible rollover distribution," a Plan administrator generally is required under Code Section 402(f) to provide the recipient with advance written notice of the "direct rollover" and "60-day rollover" rules and the distribution's exposure to the 20% mandatory withholding if it is not made by "direct rollover." Generally, under Code Sections 402(c), 403(b)(8) and 457(e)(16), a "direct rollover" or a "60-day rollover" of an "eligible rollover distribution" can be made to a Traditional IRA or to another Eligible Retirement Plan that agrees to accept such a rollover. However, the maximum amount of an "eligible rollover distribution" that can qualify for a tax-free "60-day rollover" is limited to the amount that otherwise would be includable in gross income. By contrast, a "direct rollover" of an "eligible rollover distribution" can include after-tax contributions as well, if the direct rollover is made either to a Traditional IRA or to another form of Eligible Retirement Plan that agrees to account separately for such a rollover, including accounting for such after-tax amounts separately from the otherwise taxable portion of this rollover. Separate accounting also is required for all amounts (taxable or not) that are rolled into a governmental Section 457(b) Plan from either a Qualified Section 401(a) Plan, Qualified Annuity Plan, TSA or IRA. These amounts, when later distributed from the governmental Section 457(b) Plan, are subject to any premature distribution penalty tax applicable to distributions from such a "predecessor" Qualified Plan.

    Rollover rules for distributions from IRAs under Code Sections 408(d)(3) and 408A(d)(3) also vary according to the type of transferor IRA and type of transferee IRA or other Plan. For instance, generally no tax-free "direct rollover" or "60-day rollover" can be made between a "NonRoth IRA" (Traditional, SEP or SIMPLE IRA) and a Roth IRA, and a transfer from NonRoth IRA to a Roth IRA, or a "conversion" of a NonRoth IRA to a Roth IRA, is subject to special rules. In addition, generally no tax-free "direct rollover" or "60-day rollover" can be made between an "inherited IRA" (NonRoth or Roth) for a beneficiary and an IRA set up by that same individual as the original owner. Generally, any amount other than an RMD distributed from a Traditional or SEP IRA is eligible for a "direct rollover" or a "60-day rollover" to another Traditional IRA for the same individual. Similarly, any amount other than an RMD distributed from a Roth IRA is generally eligible for a "direct rollover" or a "60-day rollover" to another Roth IRA for the same individual. However, in either case such a tax-free 60-day rollover is limited to 1 per year (365-day period); whereas no 1year limit applies to any such "direct rollover." Similar rules apply to a "direct rollover" or a "60-day rollover" of a distribution from a SIMPLE IRA to another SIMPLE IRA or a Traditional IRA, except that any distribution of employer contributions from a SIMPLE IRA during the initial 2-year period in which the individual participates in the employer's SIMPLE Plan is generally disqualified (and subject to the 25% penalty tax on premature distributions) if it is not rolled into another SIMPLE IRA for that individual. Amounts other than RMDs distributed from a Traditional or SEP IRA (or SIMPLE IRA after the initial 2-year period) also are eligible for a "direct rollover" or a "60-day rollover" to an Eligible Retirement Plan (e.g., a TSA) that accepts such a rollover, but any such rollover is limited to the amount of the distribution that otherwise would be includable in gross income (i.e., after-tax contributions are not eligible).

    Special rules also apply to transfers or rollovers for the benefit of a spouse (or ex-spouse), Plan distributions of property, and obtaining a waiver of the 60-day limit for a tax-free rollover from the IRS.

9. QUALIFIED HURRICANE RELIEF

    The Katrina Emergency Tax Relief Act of 2005 ("KETRA"), signed by the President on September 23, 2005, contains several provisions regarding distributions from qualified plans for participants who were affected by Hurricane Katrina. Generally, KETRA allows eligible persons to take distributions from their retirement plans without being subject to the 10% penalty on early distributions and permits the income portion of such distribution to be included in taxable income ratably over a three-year period. KETRA also allows such distributed amounts to be recontributed to the retirement plan within three years and such re-contribution will be treated as a rollover contribution, thus avoiding taxation of the distributed amounts. The total amount of qualified KETRA distributions that an eligible person may receive from all qualified plans is limited to $100,000. KETRA also provides relief for certain qualified plan withdrawals made in connection with home purchases which were cancelled because of Hurricane Katrina and modifies the qualified plan loan rules for certain loans taken by eligible persons. These qualified plan provisions of KETRA were extended to certain victims of Hurricanes Rita and Wilma through the enactment of the Gulf Opportunity Zone Act signed by the President on December 21, 2005. The IRS is preparing further guidance regarding these relief provisions for the victims of the Hurricanes and is drafting Form 8915 for use by eligible persons for reporting qualified plan distributions and determining the amount to be included in taxable income. You should check the IRS's web site to determine if your residence was in an area of hurricane impact which entitles you to the relief being sought. KETRA and the Gulf Opportunity Zone Act contain tax relief provisions in addition to the qualified plan provisions described above and the IRS has designated areas in the hurricane impacted states for different types of tax relief.

                               MORE INFORMATION

    CAN A CONTRACT BE MODIFIED?

    Subject to any federal and state regulatory restrictions, we may modify the Contracts at any time by written agreement between the Contract Owner and us. No modification will affect the amount or term of any Annuities begun prior to the effective date of the modification, unless it is required to conform the Contract to, or give the Contract Owner the benefit of, any federal or state statutes or any rule or regulation of the U.S. Treasury Department or the Internal Revenue Service.

    On or after the fifth anniversary of any Contract we may change, from time to time, any or all of the terms of the Contracts by giving 90 days advance written notice to the Contract Owner, except that the Annuity tables, guaranteed interest rates and the contingent deferred sales charges which are applicable at the time a Participant's Account is established under a Contract, will continue to be applicable.

    We reserve the right to modify the Contract at any time if such modification: (i) is necessary to make the Contract or the Separate Account comply with any law or regulation issued by a governmental agency to which we are subject; or (ii) is necessary to assure continued qualification of the contract under the Code or other federal or state laws relating to retirement annuities or annuity contracts; or (iii) is necessary to reflect a change in the operation of the Separate Account or the Sub-Account(s); or (iv) provides additional Separate Account options; or (v) withdraws Separate Account options. In the event of any such modification we will provide notice to the Contract Owner or to the payee(s) during the Annuity period. Hartford may also make appropriate endorsement in the Contract to reflect such modification.

    CAN HARTFORD WAIVE ANY RIGHTS UNDER A CONTRACT?

    We may, at our sole discretion, elect not to exercise a right or reservation specified in this Contract. If we elect not to exercise a right or reservation, we are not waiving it. We may decide to exercise a right or a reservation that we previously did not exercise.

    HOW CONTRACTS ARE SOLD -- Hartford Securities Distribution Company, Inc. ("HSD") serves as principal underwriter for the Contracts which are offered on a continuous basis. HSD is registered with the Securities and Exchange Commission under the 1934 Act as a broker-dealer and is a member of the NASD. The principal business address of HSD is the same as ours.

    Contracts will be sold by individuals who have been appointed by us as insurance agents and who are registered representatives of broker-dealers that have entered into selling agreements with HSD. We generally bear the expenses of providing services pursuant to Contracts, including the payment of expenses relating to the distribution of prospectuses for sales purposes as well as any advertising or sales literature (provided, however, we may offset some or all of these expenses by, among other things, administrative service fees received from Fund complexes).


    Commissions -- We pay compensation to broker-dealers, financial institutions and other affiliated broker-dealers ("Financial Intermediaries") for the sale of the Contracts according to selling agreements with Financial Intermediaries. Affiliated broker-dealers also employ wholesalers in the sales process. Wholesalers typically receive commissions based on the type of Contract or optional benefits sold. Commissions are based on a specified amount of Premium Payments or Contract value. Your Registered Representative may be compensated on a fee for services and/or commission basis.



    For individual and group Contracts, we pay an up-front commission of up to 7% of your Contributions at the time of sale to the Financial Intermediary that your Registered Representative is associated with. Your Registered Representative's Financial Intermediary may also receive on-going or trail commissions of generally not more than 1% of your Contract value. Up front commissions range from 1% for Access Contracts to 7% for Core Contracts. Registered Representatives may have multiple options on how they wish to allocate their commissions and/or compensation. Compensation paid to your Registered Representative may also vary depending on the particular arrangements between your Registered Representative and their Financial Intermediary. We are not involved in determining your Registered Representative's compensation. You are encouraged to ask your Registered Representative about the basis upon which he or she will be personally compensated for the advice or recommendations provided in connection with this transaction.

    Additional Payments -- In addition to commissions and any Rule 12b-1 fees, we or our affiliates pay significant additional compensation ("Additional Payments") to some Financial Intermediaries (who may or may not be affiliates), in connection with the promotion, sale and distribution of our variable annuities. Additional Payments are generally based on average net assets (or on aged assets) of the Contracts attributable to a particular Financial Intermediary; on sales of the Contracts attributable to a particular Financial Intermediary and/or on reimbursement of sales expenses. Additional Payments may take the form of, among other things: (1) sponsorship of due diligence meetings to educate Financial Intermediaries about our variable products; (2) payments for providing training and information relating to our variable products; (3) expense allowances and reimbursements; (3) override payments and bonuses; (4) personnel education or training; (5) marketing support fees (or allowances) for providing assistance in promoting the sale of our variable products; and/or (6) shareholder services, including sub-accounting and the preparation of account statements and other communications.


    We are among several insurance companies that pay Additional Payments to certain Financial Intermediaries to receive "preferred" or recommended status. These privileges include our ability to gain additional or special access to sales staff, provide and/or attend training and other conferences; placement of our products on customer lists ("shelf-space arrangements"); and otherwise improve sales by featuring our products over others.



    Consistent with NASD Conduct Rules, we may also provide cash and non-cash compensation in the form of: (1) occasional meals and entertainment; (2) occasional tickets to sporting events; (3) nominal gifts (not to exceed $100 annually); (4) sponsorship of sales contests and/or promotions in which participants receive prizes such as travel awards, merchandise and recognition;
(5) sponsorship of training and educational events; and/or (6) due diligence meetings. In addition to NASD rules governing limitations on these payments, we also follow our guidelines and those of Financial Intermediaries which may be more restrictive than NASD rules.


    Additional Payments create a potential conflict of interest in the form of an additional financial incentive to the Registered Representative and/or Financial Intermediary to recommend the purchase of this Contract over another variable annuity or another investment option. For the fiscal year ended December 31, 2005, Additional Payments did not in the aggregate exceed approximately $48 million (excluding incidental corporate-sponsorship related perquisites).

    For individual and group Contracts, as of December 31, 2005, we have entered into arrangements to make Additional Payments to the following Financial Intermediaries: A.G. Edwards & Sons, Inc., ABN AMRO Bank, N.V., Advest, Inc., Aegis Capital Advisors, LLC, AIG Advisors Group, Inc., AIG SunAmerica, American International Group, Inc., AMSouth Investment Services, Inc., Asset Management Securities, Associated Investment Services, Inc., B. C. Ziegler & Co., Banc of America Investment Services, Inc., Banc One Securities Corp., Bancnorth Investment Group, Inc., Bancwest Investment Services, Inc., BB&T Investment Services, Inc., BNY Investment Center of The Bank of New York Company, Inc., BOSC, Inc., BlueVase Securities, LLC., Cadaret Grant & Co., Inc., Cambridge Investment Research, Inc., Capital Analyst Inc., Capital Securities of America, Inc., Centaurus Financial, Inc., Citigroup, Inc. (various divisions and affiliates), Colonial Brokerage House (LifeMark Partners), Coordinated Capital Securities, Inc., Commerce Brokerage Services, Inc., Comerica Securities, Commonwealth Financial Network, Compass Brokerage, Inc., Crowell, Weedon & Co., Crown Capital Securities, L.P., Cuso Financial Services, L.P., Dortch Securities & Investments, Inc., Duerr Financial Corporation, Edward D. Jones & Co., L.P., Empire Securities, Inc., ePLANNING, Inc., Ferris, Baker Watts, Incorporated, FFP Securities, Inc., Fifth Third Securities, Inc., FIMCO Securities Group (Mequon, WI), Financial Network Services (or Investment) Corp., Fintegra Financial Services, LLC., First Allied Securities, Inc., First Citizens Investor Services, First Heartland Capital, Inc., First Montauk Securities Corp., First National Bank of Omaha, First Tennessee Brokerage, Inc., First Wall Street Corporation, Frost Brokerage Services, Inc., FSC Securities Corporation, Girard Securities, Inc., Great American Advisors, Inc., H.D. Vest Investment Services (subsidiary of Wells Fargo & Company), Harbour Investments, Inc., H & R Block Financial Advisors, Inc., Harvest Capital LLC, Heim & Young Securities, Hibernia Investments, L.L.C., Hong Kong and Shanghai Banking Corporation Limited (HSBC), The Huntington Investment Company, IFMG Securities, Inc. at Rockland Trust, Independent Financial Group, LLC, Infinex Financial Group, ING Advisors Network, Intersecurities, INC., Invest Financial Corp., Investacorp, Inc., Investment Professionals, Inc., Investors Capital Corporation, Investment Centers of America, Inc., Investment Professionals, Inc., Investors Capital Corp., James T. Borello & Co, Janney Montgomery Scott LLC, Jefferson Pilot Securities Corporation, J.J.B. Hilliard, W.L. Lyons, Inc., KMS Financial Services, Inc., Legg Mason Wood Walker, Incorporated, Leigh Baldwin & Co., LLC, Lincoln Financial Advisors Corp. (marketing name for Lincoln National Corp.), Linsco/Private Ledger Corp., Local Securities Corporation, M&T Securities, Inc., McDonald Investments Inc., Merrill Lynch Pierce Fenner & Smith, Morgan Keegan & Company, Inc, Morgan Stanley & Co., Inc. (various divisions and affiliates), Mutual Service Corporation, Natcity Investments, Inc., National Planning Corp., Newbridge Securities

Corp., NEXT Financial Group, Inc., NFP Securities, Inc., North Ridge Securities Corp., ONB Investment Services, Inc., Oppenheimer & Co., Inc., Park Avenue Securities LLC, Parker/Hunter Incorporated, Partners Investment Network, Inc., Pension Planners Securities, Inc., People's Securities, Inc., PFIC Securities Corp., Piper Jaffray & Co., Prime Capital Services, Inc., Primevest Financial Services, Inc., Proequities, Inc., Prospera Financial Services, Inc., QA3 Financial Corp, Raymond James Financial Services, RBC Dain Rauscher Inc., Retirement Plan Advisors, Inc., Robert W. Baird & Co., Inc., Rogan & Assoc., Inc., Royal Alliance Assoc., Inc., Ryan Beck & Co., Scott & Stringfellow, Inc., Securian Financial Services, Inc., Securities America, Inc., Securities Service Network, Inc., Sigma Financial Corporation, SII Investments, Inc., Southtrust Securities, Inc., Stifel Nicolaus & Company, Incorporated, Sun Trust Bank, SunTrust Investment Services, Inc. -- Alexander Key Division, SWBC Investment Services, LLC, Synovus Securities, Inc., TFS Securities, Inc., The Investment Center, Inc., Thurston, Springer, Miller, Herd & Titak, Inc.,Triad Advisors, Inc., UBOC Investment Services, Inc. (Union Bank of California, N.A.), UBS Financial Services, Inc., UMB Scout Brokerage Services, Inc., U.S. Bancorp Investments, Inc., Unionbanc Investment Services, LLC, Uvest Financial Services Group Inc., Valmark Securities, Inc., Wachovia Securities, LLC. (various divisions), Wall Street Financial Group, Inc., Walnut Street Securities, Inc., Webster Investment Services, Inc., Wells Fargo Brokerage Services, L.L.C., Wescom Financial Services, Wilbanks Securities, Inc., WM Financial Services, Inc., Woodbury Financial Services, Inc. (an affiliate of ours), WRP Investments, Inc., XCU Capital Corporation, Inc.

    Inclusion on this list does not imply that these sums necessarily constitute "special cash compensation" as defined by NASD Conduct Rule 2830(l)(4). We will endeavor to update this listing annually and interim arrangements may not be reflected. We assume no duty to notify any investor whether their Registered Representative is or should be included in any such listing. You are encouraged to review the prospectus for each Fund for any other compensation arrangements pertaining to the distribution of Fund shares.

    WHO IS THE CUSTODIAN OF THE SEPARATE ACCOUNT'S ASSETS?

    Hartford is the custodian of the Separate Account's assets.

    ARE THERE ANY MATERIAL LEGAL PROCEEDINGS AFFECTING THE SEPARATE ACCOUNT?

    There continues to be significant federal and state regulatory activity relating to financial services companies, particularly mutual funds companies. These regulatory inquiries have focused on a number of mutual fund issues, including market timing and late trading, revenue sharing and directed brokerage, fees, transfer agents and other fund service providers, and other mutual-fund related issues. The Hartford, which includes Hartford Life Insurance Company ("HLIC") and its affiliates, has received requests for information and subpoenas from the Securities and Exchange Commission ("SEC"), subpoenas from the New York Attorney General's Office, a subpoena from the Connecticut Attorney General's Office, requests for information from the Connecticut Securities and Investments Division of the Department of Banking, and requests for information from the New York Department of Insurance, in each case requesting documentation and other information regarding various mutual fund regulatory issues. The Hartford continues to cooperate fully with these regulators in these matters.


    The SEC's Division of Enforcement and the New York Attorney General's Office are investigating aspects of The Hartford's variable annuity and mutual fund operations related to market timing. The Hartford continues to cooperate fully with the SEC and the New York Attorney General's Office in these matters. The funds are available for purchase by the Separate Accounts of different variable universal life insurance policies, variable annuity products, and funding agreements, and they are offered directly to certain qualified retirement plans. Although existing products contain transfer restrictions between Sub-Accounts, some products, particularly older variable annuity products, do not contain restrictions on the frequency of transfers. In addition, as a result of the settlement of litigation against The Hartford with respect to certain owners of older variable annuity contracts, The Hartford's ability to restrict transfers by these owners has, until recently, been limited. The Hartford has executed an agreement with the parties to the previously settled litigation which, together with separate agreements between these Contract Owners and their broker, has resulted in the exchange or surrender of all of the variable annuity contracts that were the subject of the previously settled litigation.


    The SEC's Division of Enforcement also is investigating aspects of The Hartford's variable annuity and mutual fund operations related to directed brokerage and revenue sharing. The Hartford discontinued the use of directed brokerage in recognition of mutual fund sales in late 2003. The Hartford continues to cooperate fully with the SEC in these matters.

    The Hartford has received subpoenas from the New York Attorney General's Office and the Connecticut Attorney General's Office requesting information relating to The Hartford's group annuity products, including single premium group annuities used in maturity or terminal funding programs. These subpoenas seek information about how various group annuity products are sold, how The Hartford selects mutual funds offered as investment options in certain group annuity products, and how brokers selling The Hartford's group annuity products are compensated. The Hartford continues to cooperate fully with these regulators in these matters.


    On May 10, 2006, The Hartford entered into a settlement with the New York Attorney General's Office and the Connecticut Attorney General's Office regarding The Hartford's use of expense reimbursement agreements in its terminal and maturity funding group annuity line of business. Under the terms of the settlement, The Hartford will pay $20 million, of which $16.1 million will be paid to certain plan sponsors that purchased terminal or maturity funding annuities between January 1, 1998, and December 31, 2004. The remaining balance of $3.9 million will be divided equally between the states of New York and Connecticut. The costs associated with the settlement have already been accounted for with reserves previously established by The Hartford. As part of the settlement, The Hartford will accept a three-year prohibition on the use of contingent compensation in its terminal and maturity funding group annuity line of business.



    To date, neither the SEC's and New York Attorney General's market timing investigation nor the SEC's directed brokerage investigation has resulted in the initiation of any formal action against The Hartford by these regulators. However, The Hartford believes that the SEC and the New York Attorney General's Office are likely to take some action against The Hartford at the conclusion of the respective investigations. The Hartford is engaged in active discussions with the SEC and the New York Attorney General's Office. The potential timing of any resolution of any of these matters or the initiation of any formal action by any of these regulators in these matters is difficult to predict. In 2005, Hartford Life, Inc. ("Hartford Life") recorded an after-tax charge of $102 million of which $14 million, after-tax, was attributed to HLIC, to establish a reserve for the market timing, directed brokerage and single premium group annuity matters. Hartford Life recorded an additional charge of $7 million, after-tax, in the first quarter of 2006. This reserve is an estimate; in view of the uncertainties regarding the outcome of these regulatory investigations, as well as the tax-deductibility of payments, it is possible that the ultimate cost to Hartford Life of these matters could exceed the reserve by an amount that would have a material adverse effect on Hartford Life's consolidated results of operations or cash flows in a particular quarterly or annual period. It is reasonably possible that HLIC may ultimately be liable for all or a portion of the ultimate cost to Hartford Life in excess of the $14 million already attributed to HLIC.


    On May 24, 2005, The Hartford received a subpoena from the Connecticut Attorney General's Office seeking information about The Hartford's participation in finite reinsurance transactions in which there was no substantial transfer of risk between the parties. The Hartford is cooperating fully with the Connecticut Attorney General's Office in this matter.

    On June 23, 2005, The Hartford received a subpoena from the New York Attorney General's Office requesting information relating to purchases of The Hartford's variable annuity products, or exchanges of other products for The Hartford's variable annuity products, by New York residents who were 65 or older at the time of the purchase or exchange. On August 25, 2005, The Hartford received an additional subpoena from the New York Attorney General's Office requesting information relating to purchases of or exchanges into The Hartford's variable annuity products by New York residents during the past five years where the purchase or exchange was funded using funds from a tax-qualified plan or where the variable annuity purchased or exchanged for was a Sub-Account of a tax-qualified plan or was subsequently put into a tax-qualified plan. The Hartford is cooperating fully with the New York Attorney General's Office in these matters.

    On July 14, 2005, The Hartford received an additional subpoena from the Connecticut Attorney General's Office concerning The Hartford's structured settlement business. This subpoena requests information about The Hartford's sale of annuity products for structured settlements, and about the ways in which brokers are compensated in connection with the sale of these products. The Hartford is cooperating fully with the New York Attorney General's Office and the Connecticut Attorney General's Office in these matters.

    The Hartford has received a request for information from the New York Attorney General's Office about issues relating to the reporting of workers' compensation premium. The Hartford is cooperating fully with the New York Attorney General's Office in this matter.

    The Hartford does not expect any of these actions to result in a material adverse on the Separate Accounts or on the HLS funds that serve as underlying investments for these accounts.

    HOW MAY I GET ADDITIONAL INFORMATION?

    Inquiries will be answered by calling 1-800-771-3051 or your sales representative or by writing to:

    Hartford Life Insurance Company
    P.O. Box 1583
    Hartford, CT 06144-1583

    You can also send inquiries to us electronically by Internet through our website at retire.hartfordlife.com.

    FINANCIAL STATEMENTS

    You can find financial statements of the Separate Account and Hartford in the Statement of Additional Information. To receive a copy of the Statement of Additional Information free of charge, call your representative or complete the form at the end of this prospectus and mail the form to us at the address indicated on the form.

                    APPENDIX I -- ACCUMULATION UNIT VALUES

         (FOR AN ACCUMULATION UNIT OUTSTANDING THROUGHOUT THE PERIOD)

    THE FOLLOWING INFORMATION SHOULD BE READ IN CONJUNCTION WITH THE FINANCIAL STATEMENTS FOR THE SEPARATE ACCOUNTS INCLUDED IN THE STATEMENT OF ADDITIONAL INFORMATION, WHICH IS INCORPORATED BY REFERENCE TO THIS PROSPECTUS.

        MORTALITY AND EXPENSE RISK AND ADMINISTRATIVE CHARGE OF 1.25%
            (AS A PERCENTAGE OF AVERAGE DAILY SUB-ACCOUNT VALUE)

                                                                    YEAR ENDED DECEMBER 31,
                              2005       2004      2003      2002       2001      2000       1999      1998      1997       1996
------------------------------------------------------------------------------------------------------------------------------------
----------------------------
DC-II
HARTFORD ADVISERS
   SUB-ACCOUNT
Accumulation unit value at
   beginning of period.        $6.690     $6.514    $5.555    $6.505     $6.975    $7.021     $6.366    $5.168    $4.201     $3.647
Accumulation unit value at
   end of period               $7.090     $6.690    $6.514    $5.555     $6.505    $6.975     $7.021    $6.366    $5.168     $4.201
Number of accumulation
   units outstanding at
   end of period (in
   thousands)                   5,812      6,667     7,334     7,903     12,897    13,598     14,450     8,737    10,299     10,505
DC-II
HARTFORD CAPITAL
   APPRECIATION SUB-ACCOUNT
Accumulation unit value at
   beginning of period.       $16.962    $14.347   $10.181   $12.804    $13.770   $12.389     $9.001    $7.896    $6.533     $5.478
Accumulation unit value at
   end of period              $19.423    $16.962   $14.347   $10.181    $12.804   $13.770    $12.389    $9.001    $7.896     $6.533
Number of accumulation
   units outstanding at
   end of period (in
   thousands)                   6,931      7,640     7,972     8,231     12,351    12,759     12,159     7,529    11,032     10,979
DC-II
HARTFORD DIVIDEND AND
   GROWTH SUB-ACCOUNT
Accumulation unit value at
   beginning of period.        $2.831     $2.548    $2.035    $2.407     $2.589    $2.314     $2.222    $1.933    $1.490     $1.223
Accumulation unit value at
   end of period               $2.963     $2.831    $2.548    $2.035     $2.407    $2.589     $2.314    $2.222    $1.933     $1.490
Number of accumulation
   units outstanding at
   end of period (in
   thousands)                   7,707      8,285     8,615     8,504     10,123     9,776      9,983     8,150     6,877      3,874
DC-II
HARTFORD INDEX SUB-ACCOUNT
Accumulation unit value at
   beginning of period.        $4.543     $4.381    $3.447    $4.473     $5.191    $5.729     $4.755    $3.745    $2.848     $2.353
Accumulation unit value at
   end of period               $4.644     $4.543    $4.381    $3.447     $4.473    $5.191     $5.729    $4.755    $3.745     $2.848
Number of accumulation
   units outstanding at
   end of period (in
   thousands)                   6,422      7,503     7,370     7,410      9,787    10,101     10,126     6,393     5,415      4,378

                                                                   YEAR ENDED DECEMBER 31,
                               2005      2004      2003      2002       2001      2000      1999      1998       1997      1996
-----------------------------------------------------------------------------------------------------------------------------------
----------------------------
DC-II
HARTFORD INTERNATIONAL
   OPPORTUNITIES
   SUB-ACCOUNT
Accumulation unit value at
   beginning of period.         $1.898    $1.611    $1.222    $1.509     $1.952    $2.288    $1.641    $1.469     $1.483    $1.329
Accumulation unit value at
   end of period                $2.154    $1.898    $1.611    $1.222     $1.509    $1.952    $2.288    $1.641     $1.469    $1.483
Number of accumulation
   units outstanding at
   end of period (in
   thousands)                    4,623     4,882     4,535     4,575      5,973     6,087     6,548     4,166      5,864     5,996
DC-II
HARTFORD MONEY MARKET
   SUB-ACCOUNT
Accumulation unit value at
   beginning of period.         $3.307    $3.301    $3.312    $3.303     $3.301    $3.061    $2.947    $2.834     $2.725    $2.624
Accumulation unit value at
   end of period                $3.366    $3.307    $3.301    $3.312     $3.303    $3.301    $3.061    $2.947     $2.834    $2.725
Number of accumulation
   units outstanding at
   end of period (in
   thousands)                    1,194     1,326     1,451     1,858      2,064     1,905     2,145     1,567      1,473     1,333
DC-II
HARTFORD MORTGAGE
   SECURITIES SUB-ACCOUNT
Accumulation unit value at
   beginning of period.         $3.631    $3.523    $3.515    $3.253     $3.160    $2.799    $2.747    $2.606     $2.421    $2.333
Accumulation unit value at
   end of period                $3.688    $3.631    $3.523    $3.515     $3.253    $3.160    $2.799    $2.747     $2.606    $2.421
Number of accumulation
   units outstanding at
   end of period (in
   thousands)                      909     1,073     1,142     1,271      1,139     1,081     1,200       891      1,035     1,141
DC-II
HARTFORD STOCK SUB-ACCOUNT
Accumulation unit value at
   beginning of period.        $15.973   $16.095   $12.875   $17.285    $19.544   $21.649   $18.846   $14.295    $11.017    $8.968
Accumulation unit value at
   end of period               $18.169   $15.973   $16.095   $12.875    $17.285   $19.544   $21.649   $18.846    $14.295   $11.017
Number of accumulation
   units outstanding at
   end of period (in
   thousands)                    3,169     6,042     6,517     7,066      9,361    10,427    11,207     4,483      5,082     4,885
DC-II
HARTFORD TOTAL RETURN BOND
   SUB-ACCOUNT
Accumulation unit value at
   beginning of period.         $6.845    $6.610    $6.207    $5.705     $5.366    $4.796    $4.917    $4.604     $4.187    $4.095
Accumulation unit value at
   end of period                $6.902    $6.845    $6.610    $6.207     $5.705    $5.366    $4.796    $4.917     $4.604    $4.187
Number of accumulation
   units outstanding at
   end of period (in
   thousands)                    1,922     2,294     2,487     2,730      3,142     2,986     3,141     1,804      1,606     1,655
DC-II
CALVERT SOCIAL BALANCED
   PORTFOLIO SUB-ACCOUNT
Accumulation unit value at
   beginning of period.         $2.936    $2.744    $2.329    $2.688     $3.057    $3.052    $2.750    $2.396     $2.021    $1.817
Accumulation unit value at
   end of period                $3.156    $2.936    $2.744    $2.329     $2.688    $3.057    $3.052    $2.750     $2.396    $2.021
Number of accumulation
   units outstanding at
   end of period (in
   thousands)                    1,088     1,135     1,171     1,166      1,584     1,595     1,628     1,263      1,291     1,193

                                                                   YEAR ENDED DECEMBER 31,
                               2005      2004      2003      2002       2001      2000      1999       1998      1997      1996
------------------------------------------------------------------------------------------------------------------------------------
----------------------------
DC-II
AMERICAN CENTURY VP(R)
   CAPITAL APPRECIATION
   FUND SUB-ACCOUNT
Accumulation unit value at
   beginning of period.         $1.167    $1.089    $0.913    $1.175     $1.532    $1.532    $0.943     $0.976    $1.021    $1.081
Accumulation unit value at
   end of period                $1.409    $1.167    $1.089    $0.913     $1.175    $1.653    $1.532     $0.943    $0.976    $1.021
Number of accumulation
   units outstanding at
   end of period (in
   thousands)                    2,977     2,572     3,065     2,683      3,334     3,843     1,355      1,239     1,520     1,108
DC-II
FIDELITY(R) VIP II ASSET
   MANAGER SUB-ACCOUNT
Accumulation unit value at
   beginning of period.         $1.805    $1.725    $1.481    $1.643     $1.828    $1.828    $1.665     $1.466    $1.230    $1.087
Accumulation unit value at
   end of period                $1.854    $1.805    $1.725    $1.481     $1.643    $1.735    $1.828     $1.665    $1.466    $1.230
Number of accumulation
   units outstanding at
   end of period (in
   thousands)                    2,425     2,795     2,976     2,846      3,086     3,052     2,952      2,834     2,172     1,491
DC-II
FIDELITY(R) VIP II
   CONTRAFUND SUB-ACCOUNT
Accumulation unit value at
   beginning of period.         $2.643    $2.308    $1.819    $2.034     $2.543    $2.543    $2.071     $1.613    $1.316    $1.099
Accumulation unit value at
   end of period                $3.052    $2.643    $2.308    $1.819     $2.034    $2.345    $2.543     $2.071    $1.613    $1.316
Number of accumulation
   units outstanding at
   end of period (in
   thousands)                    8,248     8,343     8,757     8,823     10,006     9,787     9,525        863     7,407     5,069
DC-II
FIDELITY(R) VIP GROWTH
   SUB-ACCOUNT
Accumulation unit value at
   beginning of period.         $1.844    $1.795    $1.368    $1.984     $2.772    $2.772    $2.042     $1.482    $1.215    $1.073
Accumulation unit value at
   end of period                $1.927    $1.844    $1.795    $1.368     $1.984    $2.438    $2.772     $2.042    $1.482    $1.215
Number of accumulation
   units outstanding at
   end of period (in
   thousands)                    8,357     9,833    11,093    11,294     13,128    13,738    11,603      8,893     7,393     5,773
DC-II
FIDELITY(R) VIP OVERSEAS
   SUB-ACCOUNT
Accumulation unit value at
   beginning of period.         $1.557    $1.380    $0.975    $1.239     $1.992    $1.992    $1.413     $1.269    $1.152    $1.030
Accumulation unit value at
   end of period                $1.833    $1.557    $1.380    $0.975     $1.239    $1.592    $1.992     $1.413    $1.269    $1.152
Number of accumulation
   units outstanding at
   end of period (in
   thousands)                    2,943     3,059     2,972     2,757      2,896     2,961     2,121      1,755     1,563       921

                              TABLE OF CONTENTS
                                     FOR
                     STATEMENT OF ADDITIONAL INFORMATION


SECTION                                                                                                       PAGE
--------                                                                                                      ------
GENERAL INFORMATION..........................................................................................   2
   Safekeeping of Assets.....................................................................................   2
   Experts...................................................................................................   2
   Non-Participating.........................................................................................   2
   Misstatement of Age or Sex................................................................................   2
   Principal Underwriter.....................................................................................   2
PERFORMANCE RELATED INFORMATION..............................................................................   2
   Total Return for all Sub-Accounts.........................................................................   2
   Yield for Sub-Accounts....................................................................................   3
   Money Market Sub-Accounts.................................................................................   3
   Additional Materials......................................................................................   3
   Performance Comparisons...................................................................................   3

This form must be completed for all tax-sheltered annuities.

                    SECTION 403(b)(11) ACKNOWLEDGMENT FORM

    The Hartford Variable Annuity Contract which you have recently purchased is subject to certain restrictions imposed by the Tax Reform Act of 1986. Contributions to the Contract after December 31, 1988 and any increases in cash value after December 31, 1988 may not be distributed to you unless you have:

       a.   attained age 59 1/2

       b.   severance from employment

       c.   died, or

       d.   become disabled.

Distributions of post December 31, 1988 Contributions (excluding any income thereon) may also be made if you have experienced a financial hardship. Also there may be a 10% penalty tax for distributions made prior to age 59 1/2 because of financial hardship or separation from service. Also, please be aware that your 403(b) plan may also offer other financial alternatives other than the Hartford variable annuity. Please refer to your Plan.

Please complete the following and return to:

    Hartford Life Insurance Company
    P.O. Box 1583
    Hartford, CT 06144-1583

Name of Contractholder/Participant

Address

City or Plan/School District

Date

    To obtain a Statement of Additional
Information, complete the form below and mail to:

    Hartford Life Insurance Company
    P.O. Box 1583
    Hartford CT 06144-1583


    Please send a Statement of Additional
Information for Separate Account Two (Form HV-
2025-14) to me at the following address:



--------------------------------------------------------------
                             Name

--------------------------------------------------------------
                           Address

--------------------------------------------------------------
 City/State                                        Zip Code

                                    PART B

                      STATEMENT OF ADDITIONAL INFORMATION
                       HARTFORD LIFE INSURANCE COMPANY

                         SEPARATE ACCOUNT TWO (DC-II)

              TAX SHELTERED ANNUITY/INDIVIDUAL RETIREMENT ANNUITY

This Statement of Additional Information is not a prospectus. The information contained in this document should be read in conjunction with the Prospectus.

To obtain a Prospectus, send a written request to Hartford Life Insurance Company Attn: Investment Product Services, P.O. Box 5085, Hartford, CT 06102-5085.


Date of Prospectus:           , 2006
Date of Statement of Additional Information:           , 2006


TABLE OF CONTENTS


GENERAL INFORMATION                                                                                              2
     Safekeeping of Assets                                                                                       2
     Experts                                                                                                     2
     Non-Participating                                                                                           2
     Misstatement of Age or Sex                                                                                  2
     Principal Underwriter                                                                                       2
PERFORMANCE RELATED INFORMATION                                                                                  2
     Total Return for all Sub-Accounts                                                                           2
     Yield for Sub-Accounts                                                                                      3
     Money Market Sub-Accounts                                                                                   3
     Additional Materials                                                                                        3
     Performance Comparisons                                                                                     3

2                                            HARTFORD LIFE INSURANCE COMPANY

----------------------------------------------------------------------------

GENERAL INFORMATION

SAFEKEEPING OF ASSETS

Hartford holds title to the assets of the Separate Account. The assets are kept physically segregated and are held separate and apart from Hartford's general corporate assets. Records are maintained of all purchases and redemptions of the underlying fund shares held in each of the Sub-Accounts.

EXPERTS


[To be inserted by amendment]


NON-PARTICIPATING

The Contract is non-participating and we pay no dividends.

MISSTATEMENT OF AGE OR SEX

If an Annuitant's age or sex was misstated on the Contract, any Contract payments or benefits will be determined using the correct age and sex. If we have overpaid Annuity Payouts, an adjustment, including interest on the amount of the overpayment, will be made to the next Annuity Payout or Payouts. If we have underpaid due to a misstatement of age or sex, we will credit the next Annuity Payout with the amount we underpaid and credit interest.

PRINCIPAL UNDERWRITER

Hartford Securities Distribution Company, Inc. ("HSD") serves as Principal Underwriter for the securities issued with respect to the Separate Account. HSD is registered with the Securities and Exchange Commission under the Securities Exchange Act of 1934 as a Broker-Dealer and is a member of the National Association of Securities Dealers, Inc. HSD is an affiliate of ours. Both HSD and Hartford are ultimately controlled by The Hartford Financial Services Group, Inc. The principal business address of HSD is the same as ours.

Hartford currently pays HSD underwriting commissions for its role as Principal Underwriter of all variable annuities associated with this Separate Account. for the past three years, the aggregate dollar amount of underwriting commissions paid to HSD in its role as Principal Underwriter has been: 2005:
$1,290,806; 2004: $1,440,741 and 2003: $1,680,194.

PERFORMANCE RELATED INFORMATION

The Separate Account may advertise certain performance-related information concerning the Sub-Accounts. Performance information about a Sub-Account is based on the Sub-Account's past performance only and is no indication of future performance.

TOTAL RETURN FOR ALL SUB-ACCOUNTS

When a Sub-Account advertises its standardized total return, it will usually be calculated from the date of the inception of the Sub-Account for one, five and ten year periods or some other relevant periods if the Sub-Account has not been in existence for at least ten years. Total return is measured by comparing the value of an investment in the Sub-Account at the beginning of the relevant period to the value of the investment at the end of the period. To calculate standardized total return, Hartford uses a hypothetical initial premium payment of $1,000.00 and deducts for the mortality and risk expense charge, the highest possible contingent deferred charge, any applicable administrative charge and the Annual Maintenance Fee.

The formula Hartford uses to calculate standardized total return is P(1+T) TO THE POWER OF n = ERV. In this calculation, "P" represents a hypothetical initial premium payment of $1,000.00, "T" represents the average annual total return, "n" represents the number of years and "ERV" represents the redeemable value at the end of the period.

In addition to the standardized total return, the Sub-Account may advertise a non-standardized total return. These figures will usually be calculated from the date of inception of the underlying fund for one, five and ten year periods or other relevant periods. Non-standardized total return is measured in the same manner as the standardized total return described above, except that the contingent deferred sales charge and the Annual Maintenance Fee are not deducted. Therefore, non-standardized total return for a Sub-Account is higher than standardized total return for a Sub-Account.

HARTFORD LIFE INSURANCE COMPANY                                            3

----------------------------------------------------------------------------

YIELD FOR SUB-ACCOUNTS

If applicable, the Sub-Accounts may advertise yield in addition to total return. At any time in the future, yields may be higher or lower than past yields and past performance is no indication of future performance.

The standardized yield will be computed for periods beginning with the inception of the Sub-Account in the following manner. The net investment income per Accumulation Unit earned during a one-month period is divided by the Accumulation Unit Value on the last day of the period.

The formula Hartford uses to calculate yield is: YIELD = 2[(a - b/cd +1) TO THE POWER OF 6 - 1]. In this calculation, "a" represents the net investment income earned during the period by the underlying fund, "b" represents the expenses accrued for the period, "c" represents the average daily number of Accumulation Units outstanding during the period and "d" represents the maximum offering price per Accumulation Unit on the last day of the period.

MONEY MARKET SUB-ACCOUNTS

At any time in the future, current and effective yields may be higher or lower than past yields and past performance is no indication of future performance.

Current yield of a money market fund Sub-Account is calculated for a seven-day period or the "base period" without taking into consideration any realized or unrealized gains or losses on shares of the underlying fund. The first step in determining yield is to compute the base period return. Hartford takes a hypothetical account with a balance of one Accumulation Unit of the Sub-Account and calculates the net change in its value from the beginning of the base period to the end of the base period. Hartford then subtracts an amount equal to the total deductions for the Contract and then divides that number by the value of the account at the beginning of the base period. The result is the base period return or "BPR". Once the base period return is calculated, Hartford then multiplies it by 365/7 to compute the current yield. Current yield is calculated to the nearest hundredth of one percent.

The formula for this calculation is YIELD = BPR x (365/7), where BPR = (A -
B)/C. "A" is equal to the net change in value of a hypothetical account with a balance of one Accumulation Unit of the Sub-Account from the beginning of the base period to the end of the base period. "B" is equal to the amount that Hartford deducts for mortality and expense risk charge, any applicable administrative charge and the Annual Maintenance Fee. "C" represents the value of the Sub-Account at the beginning of the base period.

Effective yield is also calculated using the base period return. The effective yield is calculated by adding 1 to the base period return and raising that result to a power equal to 365 divided by 7 and subtracting 1 from the result. The calculation Hartford uses is:

    EFFECTIVE YIELD = [(BASE PERIOD RETURN + 1) TO THE POWER OF 365/7] - 1.

ADDITIONAL MATERIALS

We may provide information on various topics to Contract Owners and prospective Contract Owners in advertising, sales literature or other materials. These topics may include the relationship between sectors of the economy and the economy as a whole and its effect on various securities markets, investment strategies and techniques (such as value investing, dollar cost averaging and asset allocation), the advantages and disadvantages of investing in tax-deferred and taxable instruments, customer profiles and hypothetical purchase scenarios, financial management and tax and retirement planning, and other investment alternatives, including comparisons between the Contracts and the characteristics of and market for any alternatives.

PERFORMANCE COMPARISONS

Each Sub-Account may from time to time include in advertisements the ranking of its performance figures compared with performance figures of other annuity contract's sub-accounts with the same investment objectives which are created by Lipper Analytical Services, Morningstar, Inc. or other recognized ranking services.

                                    PART C

                              OTHER INFORMATION

ITEM 24.  FINANCIAL STATEMENTS AND EXHIBITS

(a)         All financial statements will be filed by amendment.

(b)  (1)    Resolution of the board of directors of Hartford Life Insurance Company ("Hartford") authorizing the establishment of the Separate Account.(1)

     (2)    Not applicable.

     (3)    (a) Principal Underwriting Agreement.(2)

     (3)    (b) Form of Sales Agreement.(2)

     (4)    Form of Group Variable Annuity Contract.(1)

     (5)    Form of the Application.(1)

     (6)    (a) Articles of Incorporation of Hartford.(3)

     (6)    (b) Bylaws of Hartford.(3)

     (7)    Not applicable.

     (8)    Participation Agreement.(1)

     (9)    Opinion and Consent of Christopher M. Grinnell, Senior Counsel and Assistant Vice President will be filed by amendment.

     (10)   Consent of Deloitte & Touche LLP will be filed by amendment.

     (11)   No financial statements will be omitted.

     (12)   Not applicable.

     (99)   Copy of Power of Attorney.


------------

(1) Incorporated by reference to Pre-Effective Amendment No. 2, to the Registration Statement File No. 33-59541, filed on December 29, 1995.

(2) Incorporated by reference to Post Effective Amendment No. 1, to the Registration Statement File No. 33-59541, dated May 1, 1996.

(3) Incorporated by reference to Post-Effective Amendment No. 6, to the Registration Statement File No. 333-66343, filed on February 8, 2001.

ITEM 25.  DIRECTORS AND OFFICERS OF THE DEPOSITOR

NAME                                POSITION WITH HARTFORD
----------------------------------  ---------------------------------------------------------------------------
Daniel A. Andriola                  Vice President
Robert Arena                        Vice President
David G. Bedard                     Senior Vice President
David A. Carlson                    Senior Vice President, Director*
Richard G. Costello                 Vice President and Secretary
Rochelle S. Cummings                Vice President
James Davey                         Vice President
Charles J. DiVencenzo, Jr.          Vice President
Joseph G. Eck                       Vice President
Christopher M. Grinnell             Assistant Vice President
Susan M. Hess                       Assistant Vice President
George R. Jay                       Assistant Vice President
Stephen T. Joyce                    Senior Vice President
Michael L. Kalen                    Executive Vice President, Director*
Thomas P. Kalmbach                  Assistant Vice President and Actuary
Patrice Kelly-Ellis                 Senior Vice President
Deborah Koltenuk                    Vice President
Joseph F. Mahoney                   Vice President
Thomas M. Marra                     President, Chief Executive Officer and Chairman of the Board, Director*
Kenneth A. McCullum                 Vice President and Actuary
Ernest M. McNeill, Jr.              Vice President and Chief Accounting Officer*
Jonathan L. Mercier                 Assistant Vice President
Peter J. Michalik                   Vice President
John J. Mittelstadt                 Vice President
Sharon Roberts                      Vice President
Craig R. Raymond                    Senior Vice President
Colleen B. Pernerewski              Chief Compliance Officer of Separate Accounts
Michael J. Roscoe                   Vice President and Actuary
Scott R. Sanderson                  Vice President
Jerry K. Scheinfeldt                Assistant Vice President
Wade A. Seward                      Vice President
Martin A. Swanson                   Vice President
James E. Trimble                    Senior Vice President and Chief Actuary
Charles N. Vest                     Vice President and Actuary
John C. Walters                     Executive Vice President, Director*
Neal S. Wolin                       Executive Vice President and General Counsel
Lizabeth H. Zlatkus                 Executive Vice President, Director*
David M. Znamierowski               Executive Vice President and Chief Investment Officer, Director*

Unless otherwise indicated, the principal business address of each of the above individuals is Hartford Plaza, Hartford, CT 06115.

*Denotes Board of Directors.

ITEM 26. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH THE DEPOSITOR OR REGISTRANT.

    Incorporated by reference to Post-Effective Amendment No. 4 to the Registration Statement File No. 333-119414, filed on April 7, 2006.

ITEM 27.  NUMBER OF CONTRACT OWNERS

    As of April 30, there were 283,510 Contract Owners.

ITEM 28.  INDEMNIFICATION

    Sections 33-770 to 33-779, inclusive, of the Connecticut General Statutes provide the standards under which a corporation may indemnify an individual for liability, including legal expenses, incurred because such individual is a party to a proceeding because the individual was a director, officer, employee, or agent of the corporation. Specifically, Section 33-771(a)(2) permits a corporation to indemnify a director if the corporation, pursuant to Section 33-636(b)(5), obligated itself under its certificate of incorporation to indemnify a director for liability except for certain liability involving conduct described in Section 33-636(b)(5). Section 33-776 permits a corporation to indemnify an officer, employee, or agent of the corporation to the same extent as a director as may be provided by the corporation's bylaws, certificate of incorporation, or resolution of the board of directors.

    Section 33-771(e) provides that a corporation incorporated prior to January 1, 1995, must, except to the extent that the certificate of incorporation provides otherwise, indemnify a director to the extent that indemnification is permissible under Sections 33-770 to 33-779, inclusive. Section 33-776(d) sets forth a similar provision with respect to officers, employees and agents of a corporation.

   1. Based on the statutes referenced above, the Depositor must indemnify a director if the director:

       A.   conducted himself in good faith;

       B. reasonably believed (a) in the case of conduct in his official capacity, that his conduct was in the best interests of the corporation or (b) in all other cases, that his conduct was at least not opposed to the best interests of the corporation; and

       C. in the case of any criminal proceeding, had no reasonable cause to believe his conduct was unlawful; or

   2. engaged in conduct for which broader indemnification had been made permissible or obligatory under a provision of the Depositor's certificate of incorporation.

    In addition, the Depositor must indemnify officers, employees and agents for liability if the individual:

       A.   conducted himself in good faith;

       B. reasonably believed (a) in the case of conduct in his official capacity, that his conduct was in the best interests of the corporation or (b) in all other cases, that his conduct was at least not opposed to the best interests of the corporation; and

       C. in the case of any criminal proceeding, had no reasonable cause to believe his conduct was unlawful.

    Section 33-777 permits a corporation to procure insurance on behalf of an individual who was a director or officer of the corporation.

    Consistent with the statute, the directors and officers of the Depositor and Hartford Securities Distribution Company, Inc. ("HSD") are covered under a directors and officers liability insurance policy.

    Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Depositor pursuant to the foregoing provisions, or otherwise, the Depositor has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Depositor of expenses incurred or paid by a director, officer or controlling person of the Depositor in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Depositor will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

ITEM 29.  PRINCIPAL UNDERWRITERS

   (a) HSD acts as principal underwriter for the following investment companies:

    Hartford Life Insurance Company - DC Variable Account I

    Hartford Life Insurance Company - Separate Account One

    Hartford Life Insurance Company - Separate Account Two

    Hartford Life Insurance Company - Separate Account Two (DC Variable Account
    II)

    Hartford Life Insurance Company - Separate Account Two (QP Variable
    Account)

    Hartford Life Insurance Company - Separate Account Two (Variable Account
    "A")

    Hartford Life Insurance Company - Separate Account Two (NQ Variable
    Account)

    Hartford Life Insurance Company - Separate Account Ten

    Hartford Life Insurance Company - Separate Account Three

    Hartford Life Insurance Company - Separate Account Five

    Hartford Life Insurance Company - Separate Account Seven

    Hartford Life Insurance Company - Separate Account Eleven

    Hartford Life Insurance Company - Separate Account Twelve

    Hartford Life and Annuity Insurance Company - Separate Account One

    Hartford Life and Annuity Insurance Company - Separate Account Ten

    Hartford Life and Annuity Insurance Company - Separate Account Three

    Hartford Life and Annuity Insurance Company - Separate Account Five

    Hartford Life and Annuity Insurance Company - Separate Account Six

    Hartford Life and Annuity Insurance Company - Separate Account Seven

    American Maturity Life Insurance - Separate Account AMLVA

    American Maturity Life Insurance - Separate Account One

    Nutmeg Life Insurance Company - Separate Account One

   (b)  Directors and Officers of HSD

                                                           POSITIONS AND OFFICES
NAME                                                          WITH UNDERWRITER
-------------------------------  ---------------------------------------------------------------------------
David A. Carlson                 Senior Vice President and Deputy Chief Financial Officer
Richard G. Costello              Vice President and Secretary
Anthony Dowling                  Chief Compliance Officer
Stephen T. Joyce                 Senior Vice President
Thomas M. Marra                  Director
Martin A. Swanson                Vice President
John C. Walters                  Chief Executive Officer
William Wilcox                   Chief Legal Officer
Lizabeth H. Zlatkus              Director

    Unless otherwise indicated, the principal business address of each of the above individuals is Hartford Plaza, Hartford, CT 06115.

ITEM 30.  LOCATION OF ACCOUNTS AND RECORDS

    All of the accounts, books, records or other documents required to be kept by Section 31(a) of the Investment Company Act of 1940 and rules thereunder, are maintained by the Hartford at 200 Hopmeadow Street, Simsbury, Connecticut 06089.

ITEM 31.  MANAGEMENT SERVICES

    All management contracts are discussed in Part A and Part B of this registration statement.

ITEM 32.  UNDERTAKINGS

   (a) The Registrant hereby undertakes to file a post-effective amendment to this registration statement as frequently as is necessary to ensure that the audited financial statements in the registration statement are never more than 16 months old so long as payments under the variable annuity contracts may be accepted.

   (b) The Registrant hereby undertakes to include either (1) as part of any application to purchase a contract offered by the Prospectus, a space that an applicant can check to request a Statement of Additional Information, or (2) a post card or similar written communication affixed to or included in the Prospectus that the applicant can remove to send for a Statement of Additional Information.

   (c) The Registrant hereby undertakes to deliver any Statement of Additional Information and any financial statements required to be made available under this Form promptly upon written or oral request.

   (d) Hartford hereby represents that the aggregate fees and charges under the Contract are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by Hartford.

The Registrant is relying on the no-action letter issued by the Division of Investment Management to American Council of Life Insurance, Ref. No. IP-6-88, November 28, 1988. The Registrant has complied with the four provisions of the no-action letter.

                                  SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it has duly caused this Registration Statement to be signed on its behalf, in the Town of Simsbury, and State of Connecticut on this 14th day of July, 2006.

HARTFORD LIFE INSURANCE COMPANY -
SEPARATE ACCOUNT TWO (DC VARIABLE
ACCOUNT II)
(Registrant)


By:        Thomas M. Marra                               *By:      /s/ Shane Daly
           --------------------------------------------            --------------------------------------------
           Thomas M. Marra, Chief Executive                        Shane Daly
           Officer and Chairman of the Board,                      Attorney-In-Fact
           President*


HARTFORD LIFE INSURANCE COMPANY
(Depositor)


By:        Thomas M. Marra
           --------------------------------------------
           Thomas M. Marra, Chief Executive
           Officer and Chairman of the Board,
           President*

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons and in the capacity and on the date indicated.

David A. Carlson, Senior Vice President &
     Deputy Chief Financial Officer, Director*
Michael L. Kalen, Executive Vice President,
     Director*
Glenn D. Lammey, Chief Financial Officer
Thomas M. Marra, President, Chief Executive
     Officer and Chairman of the Board, Director*
Ernest M. McNeill, Jr., Vice President & Chief
     Accounting Officer*
John C. Walters, Executive Vice President,
     Director*                                          *By:       /s/ Shane Daly
                                                                   --------------------------------------------
Lizabeth H. Zlatkus, Executive Vice President,                     Shane Daly
     Director*                                                     Attorney-in-Fact
David M. Znamierowski, Executive Vice
     President & Chief Investment Officer,
     Director*                                          Date:      July 14, 2006

33-59541

                                EXHIBIT INDEX

      (99)  Copy of Power of Attorney.